Exhibit 99.2

Supplemental Operating and Financial Data : September 30, 2015

BioMed Realty Trust, Inc.	Investor Relations
17190 Bernardo Center Drive	Corporate Communications Contact:
San Diego, CA 92128	Rick Howe
t 858.485.9840 f 858.485.9843	Senior Director, Corporate Communications
biomedrealty.com	richard.howe@biomedrealty.com

TABLE OF CONTENTS

SEPTEMBER 30, 2015

	Page		Page
Third Quarter Highlights	3	Debt Analysis	20
Investor Information	4	Debt Maturities	21
Equity Research Coverage	5	Market Summary	22
Financial and Operating Highlights	6	Property Listing	23-26
Portfolio Summary	7	Development and Redevelopment	27
Consolidated Balance Sheets	8	Capital Expenditures	28
Consolidated Statements of Income	9	Lease Expirations	29
Balance Sheet / Income Statement Detail	10	Expirations by Market	30
FFO, CFFO and AFFO	11	Future Lease Commencements	31
FFO, CFFO and AFFO per Share	12	20 Largest Tenants	32
Reconciliation of EBITDA and Adjusted EBITDA	13	Leasing Activity	33
Reconciliation of Net Operating Income	14	Leasing Data	34
Same Property Analysis - Three Months Ended	15	Acquisitions and Dispositions	35
Same Property Analysis - Six Months Ended	16	Non-GAAP Financial Measure Definitions	36
Interest Expense and Coverage Ratios	17	Definitions	37
Capital Structure	18	Top Twenty Tenant Notes	38
Debt Summary	19

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: the ability of the company to obtain required stockholder or regulatory approvals required to consummate the proposed merger with affiliates of Blackstone Real Estate Partners VIII; the satisfaction or waiver of other conditions to closing in the definitive agreement for the proposed merger with affiliates of Blackstone; unanticipated difficulties or expenditures relating to the proposed merger with affiliates of Blackstone; the response of business partners and competitors to the announcement of the proposed merger with affiliates of Blackstone; potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger with affiliates of Blackstone: legal proceedings that have been, or may be instituted against the company and others related to the proposed merger with affiliates of Blackstone; general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the life science industry or the company’s target markets; risks associated with the availability and terms of financing, the use of debt to fund acquisitions, developments and other investments, and the ability to refinance indebtedness as it comes due; failure to maintain the company’s investment grade credit ratings with the ratings agencies; failure to manage effectively the company’s growth and expansion into new markets, or to complete or integrate acquisitions and developments successfully; reductions in asset valuations and related impairment charges; risks and uncertainties affecting property development and construction; risks associated with tax credits, grants and other subsidies to fund development activities; risks associated with downturns in foreign, domestic and local economies, changes in interest rates and foreign currency exchange rates, and volatility in the securities markets; ownership of properties outside of the United States that subject the company to different and potentially greater risks than those associated with the company’s domestic operations; risks associated with the company’s investments in loans, including borrower defaults and potential principal losses; potential liability for uninsured losses and environmental contamination; risks associated with security breaches and other disruptions to the company’s information technology networks and related systems; risks associated with the company’s potential failure to qualify as a REIT under the Internal Revenue Code of 1986, as amended, and possible adverse changes in tax and environmental laws; and risks associated with the company’s dependence on key personnel whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this communication. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

THIRD QUARTER HIGHLIGHTS

SEPTEMBER 30, 2015

Financial Results

•	Total revenues for the third quarter were approximately $174.3 million, compared to approximately $168.9 million for the same period in 2014. Rental revenues for the third quarter were approximately $123.3 million, compared to $122.8 million for the same period in 2014.

•	CFFO and FFO, calculated in accordance with standards established by NAREIT, for the third quarter were $0.44 per diluted share. This amount includes realized gains totaling $15.5 million, or $0.07 per diluted share, net of an allocation of income attributable to noncontrolling interests, primarily from the acquisition of a life science company in which the company held an equity investment. In addition, other revenues included approximately $3.1 million of lease termination income, or $0.01 per diluted share. CFFO and FFO for the same period in 2014 were $0.40 per diluted share.

•	Adjusted funds from operations (AFFO) was $0.32 per diluted share for the quarter, compared to $0.35 per diluted share for the same period in 2014. The company reported net income attributable to common stockholders for the quarter of approximately $28.2 million, or $0.14 per diluted share, compared to $16.0 million, or $0.08 per diluted share, for the same period in 2014.

Portfolio Highlights

45 new leases totaling more than 1.0 million square feet, highlighted by new or expanded tenant relationships with:

•	AbbVie for approximately 43,000 square feet at 200 Sidney Street in the Sidney Research Campus in Cambridge, Massachusetts;

•	Precision Toxicology for approximately 56,000 square feet at the newly renovated Sorrento Valley Boulevard property in San Diego, California;

•	Stanford Health Care for approximately 41,200 square feet at the Pacific Research Center in Newark, California, bringing the total leased percentage on the North campus to 94% and to 88% for the entire campus;

•	A large, multi-national biopharmaceutical company for an approximately 95,000 square foot build-to-suit lease transaction at Granta Park in Cambridge, United Kingdom;

•	MacroGenics for approximately 122,600 square feet at the 9704 Medical Center Drive property in Rockville, Maryland;

16 renewals and extensions of existing tenant relationships totaling approximately 228,200 square feet, including an extension for an additional ten years through March 2028 of the Dana Farber Cancer Institute for its 50,700 square foot lease at the Center for Life Science | Boston.

During the third quarter, the company completed construction and delivered:

•	The approximately 510,400 square foot laboratory and office building at 100 College Street in New Haven, Connecticut, which is adjacent to the Yale School of Medicine and Yale-New Haven Hospital. The building is fully leased to Alexion Pharmaceuticals and Yale University; and

•	The 297,000 square foot laboratory and office building in the company’s Landmark at Eastview campus in Tarrytown, New York. The building is fully leased to Regeneron Pharmaceuticals. The campus now comprises approximately 1,461,000 square feet, which was 100% leased at September 30, 2015.

About BioMed Realty Trust

BioMed Realty, with its trusted expertise and valuable relationships, delivers optimal real estate solutions for biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. BioMed Realty owns or has interests in properties comprising approximately 18.9 million rentable square feet. Additional information is available at www.biomedrealty.com.Follow us on Twitter @biomedrealty.

INVESTOR INFORMATION

SEPTEMBER 30, 2015

(In thousands, except per share amounts)

Company Information
Corporate Headquarters	Trading Symbol	Transfer Agent	Stock Exchange Listing
17190 Bernardo Center Drive	BMR	Computershare Shareowner Services LLC	New York Stock Exchange
San Diego, CA 92128		250 Royall Street
(858) 485-9840		Canton, MA 02021
(858) 485-9843 (fax)		(877) 296-3711

Please visit our corporate website at: www.biomedrealty.com

Board of Directors	Executive Leadership Team
Alan D. Gold	Alan D. Gold	Karen A. Sztraicher	John P. Bonanno
Chairman	Chairman, President and	Executive Vice President,	Executive Vice President,
Daniel M. Bradbury	Chief Executive Officer	Asset Management	Development & Investments
William R. Brody, M.D., Ph.D.	Gary A. Kreitzer	Jonathan P. Klassen	James R. Berens
Gary A. Kreitzer	Executive Vice President, Director	Executive Vice President,	President
Theodore D. Roth	Greg N. Lubushkin	General Counsel	Wexford Science & Technology
Janice. L. Sears	Chief Financial Officer

Common Stock Data (NYSE: BMR)	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
High price	$22.02	$22.93	$25.11	$22.03	$22.62
Low price	$17.94	$19.16	$20.26	$19.87	$19.92
Average closing price	$20.00	$20.71	$22.97	$21.30	$21.73
Closing price	$19.98	$19.34	$22.66	$21.54	$20.20
Dividends per share - annualized	$1.04	$1.04	$1.04	$1.04	$1.00
Closing dividend yield - annualized	5.2%	5.4%	4.6%	4.8%	5.0%
Total common shares and units outstanding	208,926	208,966	208,968	202,847	202,860
Closing market value of outstanding shares and units	$4,174,341	$4,041,402	$4,735,215	$4,369,337	$4,097,785
Consolidated Debt	2,989,014	2,897,073	2,758,530	2,712,900	2,845,686

Total market capitalization	$7,163,355	$6,938,475	$7,493,745	$7,082,237	$6,943,471

EQUITY RESEARCH COVERAGE

SEPTEMBER 30, 2015

BMO Capital Markets	John Kim Thomas Polise	(212) 885-4115 (212) 885-4127	jp.kim@bmo.com thomas.polise@bmo.com

Canaccord Genuity	Paul Morgan Joseph Ng	(415) 310-7269 (212) 389-8096	pmorgan@mlvco.com jng@mlvco.com

Cowen and Company	James Sullivan Tom Catherwood	(646) 562-1380 (646) 562-1382	james.sullivan@cowen.com tom.catherwood@cowen.com

Green Street Advisors	Michael Knott Kevin Tyler	(949) 640-8780 (949) 640-8780	mknott@greenst.com ktyler@greenst.com

Jefferies & Co.	Omotayo Okusanya	(212) 336-7076	tokusanya@jefferies.com

KeyBanc Capital Markets	Jordan Sadler Craig Mailman	(917) 368-2280 (917) 368-2316	jsadler@keybanccm.com cmailman@keybanccm.com

Mizuho Securities	Richard Anderson	(212) 205-8445	richard.anderson@us.mizuho-sc.com

Morgan Stanley	Vikram Malhotra Landon Park	(212) 761-7064 (212) 761-6368	vikram.malhotra@morganstanley.com landon.park@morganstanley.com

Raymond James	Paul Puryear William Crow	(727) 567-2253 (727) 567-2594	paul.puryear@raymondjames.com bill.crow@raymondjames.com

Robert W. Baird & Co.	David Rodgers Stephen Dye	(216) 737-7341 (312) 609-5480	drodgers@rwbaird.com sdye@rwbaird.com

Stifel, Nicolaus & Company, Inc.	Daniel Bernstein Elizabeth Moran	(443) 224-1351 (443) 224-1353	bernsted@stifel.com morane@stifel.com

UBS Securities	Ross Nussbaum Nick Yulico	(212) 713-2484 (212) 713-3402	ross.nussbaum@ubs.com nick.yulico@ubs.com

FINANCIAL AND OPERATING HIGHLIGHTS

SEPTEMBER 30, 2015

(In thousands, except per share and ratio amounts)

	Three Months Ended					Year to Date
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Selected Operating Data:
Rental revenues	$123,332	$116,260	$117,520	$121,973	$122,838	$357,112	$363,788
Other revenues	3,477	141	16,534	2,930	3,452	20,152	23,524
Total revenues	174,348	157,974	178,010	165,656	168,916	510,332	508,953
Net operating income - GAAP (1)	112,279	102,704	119,363	112,212	114,017	334,346	347,895
Net operating income - cash basis (1)	105,843	98,681	116,766	111,439	113,662	321,290	343,896
Other income/(expense)	18,770	64,021	12,884	(184)	2,148	95,675	11,338
General and administrative expense	13,166	12,531	12,789	12,162	12,768	38,486	37,153
Interest expense, net	21,228	19,315	21,395	21,924	22,215	61,938	73,355
Capitalized interest	6,686	8,191	6,781	6,143	6,120	21,657	15,734
General and administrative expense / Total revenues	7.6%	7.9%	7.2%	7.3%	7.6%	7.5%	7.3%
Net income available to common stockholders (2)	28,203	23,578	17,345	140,349	15,960	69,126	53,429
FFO - diluted (3)	91,899	120,811	85,259	73,157	83,695	297,969	83,383
CFFO - diluted (3)	92,619	121,911	85,723	74,117	84,182	300,253	84,633
AFFO - diluted (3)	67,535	100,218	75,704	56,962	73,121	243,457	79,400
Selected Balance Sheet Data:
Investments in real estate, gross	$6,802,085	$6,634,014	$6,517,174	$6,363,014	$6,473,731	$6,802,085	$6,473,731
Investments in real estate, net	5,721,247	5,607,912	5,517,629	5,416,575	5,535,115	5,721,247	5,535,115
Cash and cash equivalents	48,675	45,329	64,958	46,659	33,864	48,675	33,864
Total assets	6,460,696	6,338,209	6,308,418	6,170,886	6,238,312	6,460,696	6,238,312
Total debt	2,989,014	2,897,073	2,758,530	2,712,900	2,845,686	2,989,014	2,845,686
Total liabilities	3,414,587	3,257,362	3,151,340	3,100,944	3,228,602	3,414,587	3,228,602
Profitability Measures:
Net income per share - diluted	$0.14	$0.11	$0.08	$0.70	$0.08	$0.34	$0.27
FFO per share - diluted (3)	$0.44	$0.58	$0.41	$0.35	$0.40	$1.42	$1.20
CFFO per share - diluted (3)	$0.44	$0.58	$0.41	$0.36	$0.40	$1.44	$1.21
AFFO per share - diluted (3)	$0.32	$0.48	$0.36	$0.27	$0.35	$1.16	$1.06
Dividend per share - common stock	$0.26	$0.26	$0.26	$0.26	$0.25	$0.78	$0.75
CFFO payout ratio (4)	59.1%	44.8%	63.4%	72.2%	62.5%	54.2%	62.0%
AFFO payout ratio (4)	81.3%	54.2%	72.2%	96.3%	71.4%	67.2%	70.8%
Financial Ratios:
EBITDA (5)	$115,776	$105,615	$107,159	$229,158	$105,677
Adjusted EBITDA (5)	114,675	141,299	117,508	100,712	106,103
Net Debt / Adjusted EBITDA (5) (6)	6.4	5.0	5.7	6.5	6.6
Interest coverage	6.1	8.4	6.2	5.2	5.4
Fixed charge coverage	5.4	7.3	5.5	4.7	4.9
Debt / Total assets	46.3%	45.7%	43.7%	44.0%	45.6%
Debt / Total gross assets	39.6%	39.3%	37.7%	38.1%	39.7%
Debt / Total capitalization	41.7%	41.8%	36.8%	38.3%	41.0%

(1)	See page 14 for detail of net operating income – GAAP and net operating income – cash basis. For definitions and discussions see page 36.
(2)	For the three months ended December 31, 2014, amount includes $136.6 million related to the gain on sale of the Company’s 9911 Belward Campus Drive property in Rockville, Maryland.
(3)	For definitions and discussion of FFO, CFFO and AFFO, see page 36. For a quantitative reconciliation of the differences between FFO, CFFO, AFFO and net income available to common stockholders, see page 11.
(4)	See page 12 for detail of the CFFO and AFFO payout ratios.
(5)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 36. For a quantitative reconciliation of the differences between EBITDA, Adjusted EBITDA and net income available to common stockholders, page 13.
(6)	Adjusted EBITDA is calculated by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) losses from sales of real estate and (c) executive severance and by subtracting from EBITDA gains from sales of real estate, on an annualized basis. See page 13 for detail. Net Debt is calculated as debt less (cash and cash equivalents and restricted cash).

PORTFOLIO SUMMARY

SEPTEMBER 30, 2015

		Current
	Gross	Annualized	Percent of		Rentable	Leased
	Book Value	Base Rent (1)	CABR	Buildings	Square Feet	Square Feet	Leased %
	(In thousands)	(In thousands)
Operating portfolio
Boston	$1,888,710	$162,145	27.9%	27	3,088,594	2,765,335	89.5%
San Francisco	852,795	64,017	11.0%	30	2,861,061	2,589,252	90.5%
San Diego	784,124	63,021	10.8%	40	1,919,676	1,845,403	96.1%
New York	595,072	60,478	10.4%	17	1,789,884	1,767,377	98.7%
Maryland	557,479	52,977	9.1%	20	1,742,573	1,709,154	98.1%
Cambridge, UK	182,633	17,617	3.0%	13	514,644	512,425	99.6%
North Carolina	187,188	14,568	2.5%	5	858,328	843,477	98.3%
Pennsylvania
Philadelphia	190,450	13,489	2.3%	2	489,098	481,781	98.5%
Suburban PA	84,175	6,217	1.1%	5	393,149	264,453	67.3%
Seattle
Downtown Seattle	254,982	14,240	2.5%	3	368,526	316,678	85.9%
Suburban Seattle	39,005	2,197	0.4%	2	118,799	97,966	82.5%
University Related (2)	589,473	54,343	9.4%	15	2,301,156	2,161,139	93.9%

Total operating portfolio	$6,206,086	$525,309	90.4%	179	16,445,488	15,354,440	93.4%
Active redevelopment (3)
San Diego	$55,907	$—	—	3	182,866	—	—
Active new construction
San Francisco	$37,036	$11,830	2.0%	2	360,000	360,000	100.0%
San Diego	76,740	—	—	3	316,000	—	—
Cambridge, UK	6,184	10,412	1.8%	1	249,991	249,991	100.0%
North Carolina	53,365	9,613	1.7%	3	567,712	425,250	74.9%
Seattle	46,589	2,161	0.4%	1	122,702	46,407	37.8%
University Related (2)	40,205	3,751	0.6%	1	267,941	267,941	100.0%

Total active new construction	$260,119	$37,767	6.5%	11	1,884,346	1,349,589	71.6%

Total consolidated portfolio	$6,522,112	$563,076	96.9%	193	18,512,700	16,704,029	90.2%

Unconsolidated partnership portfolio (4)
Boston	$17,454	$16,083	2.8%	2	282,217	281,987	99.9%
San Diego	11,713	2,037	0.4%	1	72,863	72,863	100.0%
Maryland	200	—	—	—	—	—	—

Total unconsolidated partnership portfolio	$29,367	$18,120	3.1%	3	355,080	354,850	99.9%

Total portfolio	$6,551,479	$581,196	100.0%	196	18,867,780	17,058,879	90.4%

Total land bank	$279,973	—	—	—	6,381,500	—	—

Total portfolio including land bank	$6,831,452				25,249,280

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Includes properties within our University platform that are not located in other markets noted above. See pages 23 – 26 for property listing.
(3)	Includes Towne Centre Technology Park, which was acquired in May 2015. Sidney Reseach Park properties remain within the operating portfolio.
(4)	See page 26 for detail of the unconsolidated partnership portfolio.

CONSOLIDATED BALANCE SHEETS

SEPTEMBER 30, 2015

(In thousands)

	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Assets
Investments in real estate:
Land	$667,391	$651,201	$643,041	$704,958	$701,977
Buildings and improvements	5,252,993	4,956,823	4,909,684	4,877,135	5,018,091
Land under development	243,623	248,225	225,846	151,242	158,389
Construction in progress	638,078	777,766	738,603	629,679	595,273

Investments in real estate, gross	6,802,085	6,634,015	6,517,174	6,363,014	6,473,730
Accumulated depreciation	(1,080,838)	(1,026,103)	(999,545)	(946,439)	(938,615)

Investments in real estate, net	5,721,247	5,607,912	5,517,629	5,416,575	5,535,115
Investments in unconsolidated partnerships	29,367	34,469	34,978	35,291	36,275
Cash and cash equivalents	48,675	45,329	64,958	46,659	33,864
Accounts receivable, net	19,139	10,740	13,518	14,631	18,843
Accrued straight-line rents, net	177,423	169,592	164,049	163,716	183,904
Deferred leasing costs, net	226,956	229,290	219,549	219,713	224,824
Other assets	237,889	240,877	293,737	274,301	205,487

Total assets	$6,460,696	$6,338,209	$6,308,418	$6,170,886	$6,238,312

Liabilities and Equity
Liabilities:
Mortgage notes payable, net	$492,065	$488,945	$503,200	$496,757	$478,543
Exchangeable senior notes, net	—	—	—	95,678	95,678
Unsecured senior notes, net	1,294,978	1,294,614	1,294,255	1,293,903	1,293,572
Unsecured senior term loans	745,126	750,856	741,626	749,326	755,876
Unsecured line of credit	463,000	369,000	226,000	84,000	229,000
Accounts payable, accrued expenses, and other liabilities	419,418	353,947	386,259	381,280	375,933

Total liabilities	3,414,587	3,257,362	3,151,340	3,100,944	3,228,602
Equity:
Stockholders’ equity:
Common stock	2,036	2,036	2,036	1,975	1,975
Additional paid-in capital	3,754,137	3,750,959	3,746,823	3,649,235	3,643,957
Accumulated other comprehensive loss, net	(39,725)	(24,544)	14,804	(2,214)	(20,915)
Dividends in excess of earnings	(735,627)	(710,913)	(681,564)	(645,983)	(675,763)

Total stockholders’ equity	2,980,821	3,017,538	3,082,099	3,003,013	2,949,254
Noncontrolling interests	65,288	63,309	74,979	66,929	60,456

Total equity	3,046,109	3,080,847	3,157,078	3,069,942	3,009,710

Total liabilities and equity	$6,460,696	$6,338,209	$6,308,418	$6,170,886	$6,238,312

CONSOLIDATED STATEMENTS OF INCOME

SEPTEMBER 30, 2015

(In thousands, except share and per share data)

	Three Months Ended					Year to Date
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Revenues:
Rental	$123,332	$116,260	$117,520	$121,973	$122,838	$357,112	$363,788
Tenant recoveries	47,539	41,573	43,956	40,753	42,626	133,068	121,641
Other revenue	3,477	141	16,534	2,930	3,452	20,152	23,524

Total revenues	174,348	157,974	178,010	165,656	168,916	510,332	508,953

Expenses:
Rental operations	62,069	55,270	58,647	53,444	54,899	175,986	161,058
Depreciation and amortization	64,953	61,272	67,080	64,744	64,452	193,305	189,597
General and administrative	13,166	12,531	12,789	12,162	12,768	38,486	37,153
Executive severance	—	—	9,891	4,380	—	9,891	—
Acquisition-related expenses	720	1,100	464	960	487	2,284	2,871

Total expenses	140,908	130,173	148,871	135,690	132,606	419,952	390,679

Income from operations	33,440	27,801	29,139	29,966	36,310	90,380	118,274
Equity in net income of unconsolidated partnerships	242	139	153	160	733	534	585
Interest expense, net	(21,228)	(19,315)	(21,395)	(21,924)	(22,215)	(61,938)	(73,355)
Impairment of real estate (1)	—	(35,071)	—	—	—	(35,071)	—
Gain on sale of real estate (2)	1,869	—	—	136,609	—	1,869	—
Other income/(expense) (3)	18,770	64,021	12,884	(184)	2,148	95,675	11,338

Net income	33,093	37,575	20,781	144,627	16,976	91,449	56,842
Net income attributable to noncontrolling interests	(4,890)	(13,997)	(3,436)	(4,278)	(1,016)	(22,323)	(3,413)

Net income available to common stockholders	$28,203	$23,578	$17,345	$140,349	$15,960	$69,126	$53,429

Net income per share available to common stockholders:
Basic earnings per share	$0.14	$0.11	$0.08	$0.71	$0.08	$0.34	$0.27

Diluted earnings per share	$0.14	$0.11	$0.08	$0.70	$0.08	$0.34	$0.27

Weighted-average common shares outstanding:
Basic	202,210,976	202,055,325	200,789,795	196,017,579	194,022,619	201,746,167	191,988,661

Diluted	207,801,584	207,458,236	206,536,148	208,528,196	199,574,893	207,325,554	197,651,357

(1)	Includes impairment of King of Prussia property that was sold in May 2015.
(2)	Includes gains on sales of 65 West Watkins Mill Road and 9911 Belward Campus Drive properties in September 2015 and December 2014, respectively.
(3)	See page 10 for detail.

BALANCE SHEET / INCOME STATEMENT DETAIL

SEPTEMBER 30, 2015

(In thousands)

	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Investment in equity securities, cost basis	$80,082	$68,276	$58,204	$53,708	$38,334
Unrealized gain on equity securities	454	17,857	71,662	48,341	22,001

Investment in equity securities, net	80,536	86,133	129,866	102,049	60,335
Restricted cash	15,181	18,202	24,019	30,057	8,297
Acquired above-market leases, net	9,765	10,240	10,692	11,207	12,197
Acquired below-market ground lease, net	21,326	21,569	24,669	24,975	25,256
Deferred loan costs, net	12,522	13,683	14,851	16,154	16,997
Lease incentives, net	30,724	23,090	23,790	24,414	23,907
Prepaid ground rent	18,240	18,286	18,333	18,380	18,380
Other	49,595	49,674	47,517	47,065	40,118

Other assets	$237,889	$240,877	$293,737	$274,301	$205,487

Security deposits	$17,490	$14,649	$14,312	$14,931	$14,766
Dividends and distributions payable	54,321	54,331	54,332	52,740	50,715
Accounts payable, accrued expenses and other liabilities	309,638	247,266	278,553	276,176	271,634
Derivative instruments	2,774	2,256	2,632	1,635	1,328
Acquired below-market leases, net	35,195	35,445	36,430	35,798	37,490

Accounts payable, accrued expenses and other liabilities	$419,418	$353,947	$386,259	$381,280	$375,933

	Three Months Ended
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Lease termination revenue	$3,091	$28	$16,150	$2,801	$3,300
Other revenue	386	113	384	129	152

Other revenue	$3,477	$141	$16,534	$2,930	$3,452

Rental operations expenses	$47,357	$40,983	$44,904	$38,902	$39,359
Real estate taxes	14,712	14,287	13,743	14,542	15,540

Rental operations	$62,069	$55,270	$58,647	$53,444	$54,899

Gain on extinguishment of debt	$—	$15	$—	$—	$—
Gain/(loss) on derivative instruments	11	189	(170)	276	(190)
Income on investment securities, net	19,551	63,814	13,412	843	2,972
Realized (loss)/gain on foreign currency transactions	(107)	218	(211)	(167)	(96)
Income tax expense	(685)	(215)	(147)	(1,136)	(538)

Other income/(expense)	$18,770	$64,021	$12,884	$(184)	$2,148

FFO, CFFO AND AFFO (1)

SEPTEMBER 30, 2015

(In thousands)

	Three Months Ended					Year to Date
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
Reconciliation of net income available to common stockholders to funds from operations excluding acquisition-related expenses (CFFO):
Net income available to common stockholders	$28,203	$23,578	$17,345	$140,349	$15,960	$69,126	$53,429
Adjustments:
Gain on sale of real estate (2)	(1,869)	—	—	(136,609)	—	(1,869)	—
Impairment of real estate (3)	—	35,071	—	—	—	35,071	—
Noncontrolling interests in operating partnership	734	613	457	3,782	429	1,804	1,464
Depreciation & amortization - unconsolidated partnerships	471	1,050	1,006	821	2,312	2,527	3,088
Depreciation & amortization - consolidated entities	64,953	61,272	67,080	64,744	64,452	193,305	189,597
Depreciation & amortization - allocable to noncontrolling interests of consolidated joint ventures	(593)	(773)	(812)	(847)	(699)	(2,178)	(1,739)

Funds from operations (FFO) - basic	$91,899	$120,811	$85,076	$72,240	$82,454	$297,786	$245,839
Interest expense - exchangeable senior notes due 2030 (4)	—	—	183	917	1,241	183	4,616

FFO - diluted	$91,899	$120,811	$85,259	$73,157	$83,695	$297,969	$250,455
Acquisition-related expenses	720	1,100	464	960	487	2,284	2,871

CFFO - diluted	$92,619	$121,911	$85,723	$74,117	$84,182	$300,253	$253,326

Reconciliation of CFFO to adjusted funds from operations (AFFO):
Adjustments:
Recurring capital expenditures and second generation tenant improvements	(22,996)	(21,600)	(15,782)	(22,591)	(17,007)	(60,378)	(46,291)
Leasing commissions (5)	(2,693)	(2,205)	(3,556)	(2,078)	(1,741)	(8,454)	(5,580)
Gain on extinguishment of debt	—	(15)	—	—	—	(15)	—
Non-cash debt adjustments	2,766	2,686	2,790	2,950	2,850	8,242	9,439
(Gain)/loss on derivative instruments	(11)	(189)	170	(276)	190	(30)	298
Depreciation included in general and administrative expense	879	838	844	771	848	2,561	2,346
Non-cash equity compensation	3,442	3,347	8,007	4,625	3,658	14,796	11,137
Straight line rents	(8,266)	(5,889)	(3,781)	(1,941)	(1,174)	(17,936)	(6,315)
Amortization of lease incentives	1,049	1,004	1,016	910	656	3,069	1,774
Fair-value lease revenue	(510)	(520)	(471)	(506)	(184)	(1,501)	(911)
Deferred revenue (6)	1,066	520	343	395	379	1,929	969
Share of unconsolidated partnership adjustments (7)	(96)	(90)	46	281	218	(140)	254
Adjustments for noncontrolling interests	286	420	355	305	246	1,061	367

AFFO - diluted	$67,535	$100,218	$75,704	$56,962	$73,121	$243,457	$220,813

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 36.
(2)	Includes gains on sales of 65 West Watkins Mill Road and 9911 Belward Campus Drive properties in September 2015 and December 2014, respectively.
(3)	Includes impairment of King of Prussia property that was sold in May 2015.
(4)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of interest charges relating to the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the calculations of FFO, CFFO and AFFO per diluted share.
(5)	Leasing commissions associated with obtaining new or renewal leases are recorded at cost and amortized on a straight-line basis over the terms of the respective leases for AFFO purposes.
(6)	Consists of rental cash receipts deferred for GAAP purposes.
(7)	Share of unconsolidated partnership adjustments includes the Company’s share of amortization of deferred loan costs, lease incentives, straight line rents and fair-value lease revenue.

FFO, CFFO AND AFFO PER SHARE (1)

SEPTEMBER 30, 2015

(In thousands, except share, per share and ratio amounts)

	Three Months Ended					Year to Date
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15	9/30/14
FFO - basic	$91,899	$120,811	$85,076	$72,240	$82,454	$297,786	$245,839
FFO - diluted	91,899	120,811	85,259	73,157	83,695	297,969	250,455
CFFO - diluted	92,619	121,911	85,723	74,117	84,182	300,253	253,326
AFFO - diluted	67,535	100,218	75,704	56,962	73,121	243,457	220,813
FFO per share - basic	$0.44	$0.58	$0.41	$0.36	$0.41	$1.43	$1.23
FFO per share - diluted (2)	0.44	0.58	0.41	0.35	0.40	1.42	1.20
CFFO per share - diluted (2)	0.44	0.58	0.41	0.36	0.40	1.44	1.21
AFFO per share - diluted (2)	0.32	0.48	0.36	0.27	0.35	1.16	1.06
Dividends and distributions declared per common share (4)	$0.26	$0.26	$0.26	$0.26	$0.25	$0.78	$0.75

CFFO payout ratio	59.1%	44.8%	63.4%	72.2%	62.5%	54.2%	62.0%
AFFO payout ratio	81.3%	54.2%	72.2%	96.3%	71.4%	67.2%	70.8%
CFFO payout ratio - trailing twelve months	58.1%	58.9%	65.0%	64.3%	64.1%
AFFO payout ratio - trailing twelve months	72.2%	70.1%	77.9%	75.9%	73.0%
Weighted-average common shares and units outstanding diluted (3)	209,144,827	208,969,199	208,039,538	202,850,109	201,059,541	208,721,904	199,152,916

Weighted-average common shares and units outstanding diluted - FFO, CFFO and AFFO	209,144,827	208,969,199	209,233,553	208,528,196	208,649,141	209,115,535	208,723,924

(1)	For definitions and discussion of FFO, CFFO and AFFO, see page 36.
(2)	The calculations of FFO, CFFO and AFFO per share diluted include the assumed issuance of common stock pursuant to the exchange provision of the exchangeable senior notes due 2030, which is dilutive based on the “if converted” method for all periods presented since the original issuance in January 2010. Under the if converted method, if the add back of the exchangeable senior notes due 2030 divided by the corresponding number of common shares issuable upon exchange is dilutive, the potentially issuable shares are included in the interest charges relating to calculations of FFO, CFFO and AFFO per diluted share.
(3)	The three months ended September 30, 2015, June 30, 2015, March 31, 2015 and September 30, 2014 include 1,343,243, 1,510,963, 1,503,390 and 1,484,648 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share. The three months ended December 31, 2014 include 1,427,056 shares of unvested restricted stock which are considered dilutive for purposes of calculating diluted earnings per share. The nine months ended September 30, 2015 and September 30, 2014 include 1,396,350 and 1,501,559 shares of unvested restricted stock, respectively, which are considered anti-dilutive for purposes of calculating diluted earnings per share.
(4)	Excludes the special dividend of $0.30 per share paid on December 29, 2014 to stockholders of record as of the close of business on December 22, 2014.

RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1)

SEPTEMBER 30, 2015

(In thousands)

	Three Months Ended
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Reconciliation of net income available to common stockholders to earnings before interest, taxes, depreciation and amortization (EBITDA) and Adjusted EBITDA:
Net income available to common stockholders	$28,203	$23,578	$17,345	$140,349	$15,960
Interest expense, net	21,228	19,315	21,395	21,924	22,215
Interest expense - unconsolidated partnerships	236	185	186	184	200
Income tax expense	685	215	147	1,136	538
Depreciation & amortization - consolidated entities	64,953	61,272	67,080	64,744	64,452
Depreciation & amortization - unconsolidated partnerships	471	1,050	1,006	821	2,312

EBITDA	115,776	105,615	107,159	229,158	105,677
Noncontrolling interests (2)	768	613	458	3,783	426
Gain on sale of real estate (3)	(1,869)	—	—	(136,609)	—
Impairment of real estate (4)	—	35,071	—	—	—
Executive severance	—	—	9,891	4,380	—

Adjusted EBITDA	$114,675	$141,299	$117,508	$100,712	$106,103

(1)	For definitions and discussion of EBITDA and Adjusted EBITDA, see page 36.
(2)	Includes noncontrolling interests of operating partnership units, consolidated joint ventures with debt and investment in equity securities.
(3)	Includes gains on sales of 65 West Watkins Mill Road and 9911 Belward Campus Drive properties in September 2015 and December 2014, respectively.
(4)	Includes impairment of King of Prussia property that was sold in May 2015.

RECONCILIATION OF NET OPERATING INCOME (1)

SEPTEMBER 30, 2015

(In thousands, except ratio amounts)

	Three Months Ended
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Net income	$33,093	$37,575	$20,781	$144,627	$16,976
Equity in net income of unconsolidated partnerships	(242)	(139)	(153)	(160)	(733)
Interest expense, net	21,228	19,315	21,395	21,924	22,215
Gain on sale of real estate (2)	(1,869)	—	—	(136,609)	—
Impairment of real estate (3)	—	35,071	—	—	—
Other (income)/expense	(18,770)	(64,021)	(12,884)	184	(2,148)

Income from operations	33,440	27,801	29,139	29,966	36,310
Depreciation and amortization	64,953	61,272	67,080	64,744	64,452
General and administrative	13,166	12,531	12,789	12,162	12,768
Executive severance	—	—	9,891	4,380	—
Acquisition-related expenses	720	1,100	464	960	487

Consolidated net operating income	$112,279	$102,704	$119,363	$112,212	$114,017

Revenues:
Rental	$123,332	$116,260	$117,520	$121,973	$122,838
Tenant recoveries	47,539	41,573	43,956	40,753	42,626
Other revenue (4)	3,477	141	16,534	2,930	3,452

Total revenues	174,348	157,974	178,010	165,656	168,916
Expenses:
Rental operations	62,069	55,270	58,647	53,444	54,899

Consolidated net operating income	$112,279	$102,704	$119,363	$112,212	$114,017

Consolidated net operating income - cash basis (5)	$105,843	$98,681	$116,766	$111,439	$113,662

Operating expense recovery (6)	76.6%	75.2%	75.0%	76.3%	77.6%

(1)	For a definition and discussion of net operating income and net operating income - cash basis, see page 36.
(2)	Includes gains on sales of 65 West Watkins Mill Road and 9911 Belward Campus Drive properties in September 2015 and December 2014, respectively.
(3)	Includes impairment of King of Prussia property that was sold in May 2015.
(4)	Includes lease termination income, see page 10 for detail.
(5)	Consolidated net operating income - cash basis is calculated as (consolidated net operating income - straight line rents - fair value lease revenue - lease incentive revenue - bad debt expense + rental cash receipts deferred for GAAP purposes).
(6)	Operating expense recovery is calculated as (tenant recovery revenues / rental operations).

SAME PROPERTY ANALYSIS - THREE MONTHS ENDED

SEPTEMBER 30, 2015

(Dollars in thousands)

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Three Months Ended	9/30/15	9/30/15	9/30/15	9/30/15	9/30/15	9/30/15	9/30/15
Rentable square feet	14,987,573	—	14,987,573	3,356,123	169,004	—	18,512,700
Percent of total portfolio	81.0%	—	81.0%	18.1%	0.9%	—	100.0%
Percent leased	92.8%	—	92.8%	78.2%	76.7%	—	90.2%
Revenues:
Rental	$114,439	$—	$114,439	$7,428	$1,491	$(26)	$123,332
Tenant recoveries	45,572	—	45,572	1,187	533	247	47,539
Other revenues (6)	—	—	—	—	—	3,477	3,477

Total revenues	160,011	—	160,011	8,615	2,024	3,698	174,348
Expenses:
Rental operations	55,542	278	55,820	3,537	468	2,244	62,069

Net operating income / (loss) (8)	$104,469	$(278)	$104,191	$5,078	$1,556	$1,454	$112,279
Less adjustments to cash basis (7)	(3,059)	—	(3,059)	(3,197)	(213)	33	(6,436)

Net operating income - cash basis (8)	$101,410	$(278)	$101,132	$1,881	$1,343	$1,487	$105,843
Rental revenue - cash basis (8)	$109,691	$—	$109,691	$4,066	$1,278	$8	$115,043

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Three Months Ended	9/30/14	9/30/14	9/30/14	9/30/14	9/30/14	9/30/14	9/30/14
Rentable square feet	14,987,573	107,231	15,094,804	1,409,960	—	332,812	16,837,576
Percent of total portfolio	89.0%	0.6%	89.6%	8.4%	—	2.0%	100.0%
Percent leased	90.6%	70.7%	89.5%	83.8%	—	100.0%	90.3%
Revenues:
Rental	$115,068	$805	$115,873	$971	$—	$5,994	$122,838
Tenant recoveries	41,850	216	42,066	178	—	382	42,626
Other revenues (6)	—	—	—	—	—	3,452	3,452

Total revenues	156,918	1,021	157,939	1,149	—	9,828	168,916
Expenses:
Rental operations	50,823	502	51,325	994	—	2,580	54,899

Net operating income (8)	$106,095	$519	$106,614	$155	$—	$7,248	$114,017
Less adjustments to cash basis (7)	(449)	623	174	(325)	—	(204)	(355)

Net operating income - cash basis (8)	$105,646	$1,142	$106,788	$(170)	$—	$7,044	$113,662
Rental revenue - cash basis (8)	$113,447	$1,428	$114,875	$478	$—	$5,790	$121,143

Rental Revenues - GAAP basis	(0.5%)	—	(1.2%)
Rental Revenues - Cash basis (9)	(3.3%)	—	(4.5%)
NOI - GAAP basis	(1.5%)	—	(2.3%)
NOI - Cash basis	(4.0%)	—	(5.3%)

(1)	The same property portfolio includes properties in the operating portfolio that were not under development or redevelopment for any part of the quarter in both the current year and the prior year.
(2)	Properties previously included in same property portfolio in prior year quarters that are now in the Land Bank, comprised of 700 and 750 Gateway properties.
(3)	Development includes properties that were entirely or primarily under active new construction during the quarter for the current or prior year.
(4)	New properties include properties that were not owned for the full quarter in the prior year.
(5)	Other includes legal entities performing corporate level functions and properties that were sold during, or in between the comparative periods, which includes revenue and operating expenses relating to 65 West Watkins Mill Road, which was sold on September 24, 2015, 9911 Belward Campus Drive, which was sold on December 9, 2014, and King of Prussia, which was sold on May 29, 2015.
(6)	Includes lease termination revenue of $3.1 million and $3.3 million for the three months ended September 30, 2015 and 2014, respectively.
(7)	Adjustments to cash basis exclude adjustments to expenses accrued in rental operations, but include straight line rents, fair-value lease revenue, lease incentive revenue, bad debt expense and rental cash receipts deferred for GAAP purposes.
(8)	For definition and discussion of Net Operating Income and Net Operating Income - cash basis, see page 36.
(9)	Rental revenues - cash basis calculated by adjusting for straight-line rents, lease incentives, fair value lease revenue and rental cash receipts deferred for GAAP purposes.

SAME PROPERTY ANALYSIS - YEAR TO DATE

SEPTEMBER 30, 2015

(Dollars in thousands)

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Year to Date	9/30/15	9/30/15	9/30/15	9/30/15	9/30/15	9/30/15	9/30/15
Rentable square feet	14,363,890	—	14,363,890	3,460,866	687,944	—	18,512,700
Percent of total portfolio	77.6%	—	77.6%	18.7%	3.7%	—	100.0%
Percent leased	92.6%	—	90.3%	78.9%	98.8%	—	90.2%
Revenues:
Rental	$328,855	$122	$328,977	$16,189	$11,994	$(48)	$357,112
Tenant recoveries	122,620	(69)	122,551	2,823	6,978	716	133,068
Other revenues (6)	—	—	—	—	—	20,152	20,152

Total revenues	451,475	53	451,528	19,012	18,972	20,820	510,332
Expenses:
Rental operations	154,047	218	154,265	8,010	7,678	6,033	175,986

Net operating income / (loss) (8)	$297,428	$(165)	$297,263	$11,002	$11,294	$14,787	$334,346
Less adjustments to cash basis (7)	(7,389)	—	(7,389)	(5,160)	(948)	441	(13,056)

Net operating income - cash basis (8)	$290,039	$(165)	$289,874	$5,842	$10,346	$15,228	$321,290
Rental revenue - cash basis (9)	$316,522	$122	$316,644	$10,533	$11,046	$33	$338,256

	Same Property (1)	Previous Same (2)	Total	Development (3)	New Properties (4)	Other (5)	Total
Year to Date	9/30/14	9/30/14	9/30/14	9/30/14	9/30/14	9/30/14	9/30/14
Rentable square feet	14,363,890	107,231	14,471,121	1,514,703	518,940	332,812	16,837,576
Percent of total portfolio	85.3%	0.6%	85.9%	9.0%	3.1%	2.0%	100.0%
Percent leased	89.4%	70.7%	89.4%	84.5%	98.7%	100.0%	90.3%
Revenues:
Rental	$332,922	$2,416	$335,338	$2,844	$5,400	$20,206	$363,788
Tenant recoveries	115,263	640	115,903	202	3,842	1,694	121,641
Other revenues (6)	—	—	—	—	—	23,524	23,524

Total revenues	448,185	3,056	451,241	3,046	9,242	45,424	508,953
Expenses:
Rental operations	145,184	1,506	146,690	2,098	4,373	7,897	161,058

Net operating income (8)	$303,001	$1,550	$304,551	$948	$4,869	$37,527	$347,895
Less adjustments to cash basis (7)	(4,707)	1,865	(2,842)	(313)	(261)	(685)	(4,101)

Net operating income - cash basis (8)	$298,294	$3,415	$301,709	$635	$4,608	$36,842	$343,794
Rental revenue - cash basis (9)	$324,124	$4,281	$328,405	$2,049	$5,139	$19,522	$355,115

Rental Revenues - GAAP basis	(1.2%)	—	(1.9%)
Rental Revenues - Cash basis (9)	(2.3%)	—	(3.6%)
NOI - GAAP basis	(1.8%)	—	(2.4%)
NOI - Cash basis	(2.8%)	—	(3.9%)

(1)	The same property portfolio includes properties in the operating portfolio that were not under development or redevelopment for any part of the quarter in both the current year and the prior year.
(2)	Properties previously included in same property portfolio in the nine months ended September 30, 2014 that are now in the Land Bank, comprised of 700 and 750 Gateway properties.
(3)	Development includes properties that were entirely or primarily under active new construction during the nine months ended September 30, 2015 or September 30, 2014.
(4)	New properties include properties that were not owned for the nine months ended September 30, 2014.
(5)	Other includes legal entities performing corporate level functions and properties that were sold during, or in between the comparative periods, which includes revenue and operating expenses relating to 65 West Watkins Mill Road, which was sold on September 24, 2015, 9911 Belward Campus Drive, which was sold on December 9, 2014, and King of Prussia, which was sold on May 29, 2015.
(6)	Includes lease termination revenue of $19.3 million and $9.8 million in the nine months ended September 30, 2015 and 2014, respectively. Also includes construction loan revenue of $11.5 million in the nine months ended September 30, 2014, net of deferred loan fees write-offs.
(7)	Adjustments to cash basis exclude adjustments to expenses accrued in rental operations, but include straight line rents, fair-value lease revenue, lease incentive revenue, bad debt expense and rental cash receipts deferred for GAAP purposes.
(8)	For definition and discussion of Net Operating Income and Net Operating Income - cash basis, see page 36.
(9)	Rental revenues - cash basis calculated by adjusting for straight-line rents, lease incentives, fair value lease revenue and rental cash receipts deferred for GAAP purposes.

INTEREST EXPENSE & COVERAGE RATIOS (1)

SEPTEMBER 30, 2015

(In thousands, except ratio amounts)

	Three Months Ended
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Mortgage notes payable	$6,181	$6,293	$6,220	$6,253	$6,156
Exchangeable senior notes	—	—	183	917	1,241
Unsecured senior notes	12,957	12,991	12,959	12,959	12,959
Unsecured senior term loan	1,747	1,705	1,653	1,717	1,785
Unsecured line of credit	2,479	1,997	1,577	1,786	1,793
Line of credit fees	460	455	450	460	460
Derivative instruments	828	883	844	860	895
Preferred returns on tax credits	495	496	1,500	165	196

Interest expense - cash basis	$25,147	$24,820	$25,386	$25,117	$25,485

Non-cash interest expense:
Amortization of fair-value of debt acquired	(554)	(565)	(569)	(548)	(665)
Amortization of debt discounts	363	358	351	331	327
Amortization of deferred loan costs	1,160	1,183	1,214	1,433	1,451
Amortization of deferred interest costs	1,647	1,656	1,662	1,670	1,677
Amortization of put/call	151	54	132	64	60

Non-cash debt adjustments	2,767	2,686	2,790	2,950	2,850
Capitalized interest	(6,686)	(8,191)	(6,781)	(6,143)	(6,120)

Interest expense, net	$21,228	$19,315	$21,395	$21,924	$22,215

Interest coverage ratio
Adjusted EBITDA	$114,675	$141,299	$117,508	$100,712	$106,103
Interest expense:
Interest expense, net	21,228	19,315	21,395	21,924	22,215
Interest expense - unconsolidated partnerships	236	185	186	184	200
Amortization of deferred interest costs	(1,647)	(1,655)	(1,662)	(1,670)	(1,677)
Amortization of deferred loan costs	(1,160)	(1,183)	(1,214)	(1,433)	(1,451)
Amortization of debt discounts	(363)	(358)	(351)	(331)	(327)
Amortization of fair-value of debt acquired	554	565	569	548	665

Total interest expense	$18,848	$16,869	$18,923	$19,222	$19,625

Interest coverage ratio	6.1	8.4	6.2	5.2	5.4

Interest coverage ratio - trailing twelve months	6.4	6.2	5.5	5.0	4.7

Fixed charge coverage ratio
Adjusted EBITDA	$114,675	$141,299	$117,508	$100,712	$106,103
Fixed charges:
Interest expense, net	21,228	19,315	21,395	21,924	22,215
Interest expense - unconsolidated partnerships	236	185	186	184	200
Amortization of deferred interest costs	(1,647)	(1,655)	(1,662)	(1,670)	(1,677)
Amortization of deferred loan costs	(1,160)	(1,183)	(1,214)	(1,433)	(1,451)
Amortization of debt discounts	(363)	(358)	(351)	(331)	(327)
Amortization of fair-value of debt acquired	554	565	569	548	665
Principal payments	2,550	2,499	2,514	2,080	2,020

Total fixed charges	$21,398	$19,368	$21,437	$21,302	$21,645

Fixed charge coverage ratio	5.4	7.3	5.5	4.7	4.9

Fixed charge coverage ratio - trailing twelve months	5.7	5.6	5.0	4.6	4.2

(1)	For a discussion of coverage ratios, see page 36.

CAPITAL STRUCTURE

SEPTEMBER 30, 2015

(In thousands, except per share amounts)

Consolidated Debt	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Mortgage notes payable, net	$492,065	$488,945	$503,200	$496,757	$478,543
Exchangeable senior notes, net	—	—	—	95,678	95,678
Unsecured senior notes, net	1,294,978	1,294,614	1,294,255	1,293,903	1,293,572
Unsecured senior term loans	745,126	750,856	741,626	749,326	755,876
Unsecured line of credit	463,000	369,000	226,000	84,000	229,000

Total Debt	2,995,169	2,903,415	2,765,081	2,719,664	2,852,669
Premium on consolidated debt, net	(6,155)	(6,342)	(6,551)	(6,764)	(6,983)

Total Consolidated Debt	$2,989,014	$2,897,073	$2,758,530	$2,712,900	$2,845,686

Equity	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Closing share price	$19.98	$19.34	$22.66	$21.54	$20.20
Total common shares and units outstanding	208,926	208,966	208,968	202,847	202,860

Total Equity Value	$4,174,341	$4,041,402	$4,735,215	$4,369,337	$4,097,785

Total consolidated debt	2,989,014	2,897,073	2,758,530	2,712,900	2,845,686

Total Market Capitalization	$7,163,355	$6,938,475	$7,493,745	$7,082,237	$6,943,471

	Three Months Ended
Summary of Common Shares	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Earnings per share
Weighted-average common shares outstanding	202,211	202,055	200,790	196,018	194,023
Weighted-average OP and LTIP units outstanding	5,398	5,399	5,405	5,405	5,405
Dilutive effect of performance units	192	4	341	—	147
Dilutive effect of restricted stock	—	—	—	1,427	—
Dilutive effect of exchangeable senior notes due 2030 (1)	—	—	—	5,678	—

Diluted common shares - EPS	207,802	207,458	206,536	208,528	199,575

Funds from operations
Weighted-average common shares outstanding	202,211	202,055	200,790	196,018	194,023
Weighted-average OP and LTIP units outstanding	5,398	5,399	5,405	5,405	5,405
Dilutive effect of performance units	192	4	341	—	147
Dilutive effect of restricted stock	1,343	1,511	1,503	1,427	1,485
Dilutive effect of exchangeable senior notes due 2030 (1)	—	—	1,194	5,678	7,590

Diluted common shares - FFO	209,145	208,969	209,234	208,528	208,649

(1)	In January 2015, the entire principal amount of the Operating Partnership’s Exchangeable Senior Notes due 2030 was exchanged for 5,764,026 shares of the Parent Company’s common stock, at the request of the holders.

DEBT SUMMARY

SEPTEMBER 30, 2015

(Dollars in thousands)

				Unamortized
	Stated	Effective	Principal	Premium /	Carrying	Maturity
	Rate	Rate	Balance	(Discount)	Value	Date
Consolidated Debt:
Mortgage Notes Payable:
9900 Belward Campus Drive	5.64%	3.99%	$10,373	$313	$10,686	07/17
9901 Belward Campus Drive	5.64%	3.99%	12,773	383	13,156	07/17
100 College Street	2.40%	2.40%	108,224	—	108,224	08/16
300 George Street	6.20%	4.91%	43,721	3,368	47,089	07/25
Hershey Center for Applied Research	6.15%	4.71%	12,516	1,166	13,682	05/27
500 Kendall Street (Kendall D)	6.38%	5.45%	52,506	1,263	53,769	12/18
Shady Grove Road	5.97%	5.97%	139,606	—	139,606	09/16
University of Maryland BioPark I	5.93%	4.69%	15,483	1,181	16,664	05/25
University of Maryland BioPark II	5.20%	4.33%	61,088	3,123	64,211	09/21
University of Maryland BioPark Garage	5.20%	4.33%	4,598	235	4,833	09/21
University of Miami Life Science & Technology Park	4.00%	2.89%	20,000	145	20,145	02/16

Total / Weighted-Average on Mortgage Notes Payable	5.03%	4.49%	480,888	11,177	492,065
Unsecured Fixed Rate Debt:
Unsecured Senior Notes Due 2016	3.85%	3.99%	400,000	(296)	399,704	04/16
Unsecured Senior Notes Due 2019	2.63%	2.72%	400,000	(1,789)	398,211	05/19
Unsecured Senior Notes Due 2020	6.13%	6.27%	250,000	(1,360)	248,640	04/20
Unsecured Senior Notes Due 2022	4.25%	4.36%	250,000	(1,577)	248,423	07/22
Unsecured Variable Rate Debt:
Unsecured Senior Term Loan Due 2017 - U.S. Dollar (1)	1.60%	2.39%	243,596	—	243,596	03/17
Unsecured Senior Term Loan Due 2017 - GBP (2)	1.91%	2.14%	151,530	—	151,530	03/17
Unsecured Senior Term Loan Due 2018 (3)	1.40%	1.69%	350,000	—	350,000	03/18
Unsecured Line of Credit (4)	1.31%	1.31%	463,000	—	463,000	03/18

Total / Weighted-Average on Consolidated Debt	3.14%	3.21%	$2,989,014	$6,155	$2,995,169

Share of Unconsolidated Partnership Debt:
BioPark Fremont (50%) (fixed)	2.75%	2.70%	1,431	6	1,437	05/17
PREI Secured Loan (20%) (variable)	1.60%	3.08%	32,000	—	32,000	08/20

Total / Weighted-Average on Share of Unconsolidated Partnership Debt	1.65%	3.06%	33,431	6	33,437

Total / Weighted-Average on Consolidated and Share of Unconsolidated Partnership Debt	3.12%	3.21%	$3,022,445	$6,161	$3,028,606

(1)	The Company entered into interest rate swap agreements that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2017 at 2.56% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings. Including the effect of these swaps, the weighted-average effective interest rate for the $243.6 million outstanding under the unsecured senior term loan facility due 2017 was 2.39% at September 30, 2015.
(2)	The Company amended the unsecured senior term loan facility and converted $156.4 million of outstanding borrowings into British pounds sterling equal to £100 million. The principal balance represents the dollar amount based on the exchange rate of 1.5153 to £1.00 at the end of the quarter. The Company entered into interest rate swap agreements that effectively fix the interest rate on £100 million at 2.14% for the remaining term of the loan, subject to adjustments based on the Company’s credit ratings.
(3)	The Company entered into interest rate swap agreements effective October 1, 2013 that effectively fix the interest rate on $200 million of the unsecured senior term loan facility due 2018 at 1.90% for three years, subject to adjustments based on the Company’s credit ratings.
(4)	Effective rate excludes facility fee of 20 bps on the entire capacity of the unsecured line of credit, which equals approximately $450,000 per quarter.

DEBT ANALYSIS

SEPTEMBER 30, 2015

(Dollars in thousands)

Credit Ratings	Rating	Outlook
Standard & Poors	BBB	Stable
Moody’s Investors Service	Baa2	Rating(s) Under Review (1)

	Principal	Percentage	Wtd. - Avg.	Wtd. - Avg.
Variable and Fixed Rate Debt	Balance	of Total	Stated Rate	Effective Rate
Fixed Rate Debt	$1,678,819	56.1%	4.39%	4.33%
Variable Rate Debt - Hedged
Unsecured Senior Term Loan Due 2017 - U.S. Dollar	$200,000	6.7%	1.60%	2.56%
Unsecured Senior Term Loan Due 2017 - GBP	151,530	5.1%	1.91%	2.14%
Unsecured Senior Term Loan Due 2018	200,000	6.7%	1.40%	1.90%

Subtotal / Weighted-Average on Variable Rate Debt - Hedged	$551,530	18.4%	1.61%	2.21%

Variable Rate Debt - Unhedged
Variable Rate Mortgages	$108,224	3.6%	2.40%	2.40%
Unsecured Senior Term Loan Due 2017 - U.S. Dollar	43,596	1.5%	1.60%	1.60%
Unsecured Senior Term Loan Due 2018	150,000	5.0%	1.40%	1.40%
Unsecured Line of Credit	463,000	15.5%	1.31%	1.31%

Subtotal / Weighted-Average on Variable Rate Debt - Unhedged	$764,820	25.5%	1.50%	1.50%

Total / Weighted-Average on Consolidated Debt	$2,995,169	100.0%	3.14%	3.21%

Total Consolidated Debt		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Secured debt / Total gross assets		6.5%	6.6%	6.9%	7.0%	6.7%
Floating rate debt / Total debt		44.0%	42.2%	38.4%	33.7%	36.8%
Adjusted floating rate debt / Total debt (2)		25.5%	22.9%	18.5%	13.2%	17.0%
Unencumbered real estate / Total real estate		90.4%	90.1%	90.2%	85.7%	86.1%
Unencumbered CABR / Total CABR (3)		84.3%	83.8%	82.6%	82.9%	83.4%
Unsecured line of credit capacity		$437,000	$531,000	$674,000	$816,000	$671,000
Net Debt / Adjusted EBITDA (4)		6.4	5.0	5.7	6.5	6.6
Net Debt / Adjusted EBITDA - trailing twelve months		6.2	6.1	6.2	6.2	6.6
Bond Covenants (5)	Requirements
Total outstanding debt / Total assets	Must be < 60%	40.5%	40.2%	38.6%	39.1%	40.7%
Secured debt / Total assets	Must be < 40%	6.7%	6.8%	7.0%	7.1%	6.8%
Consolidated income available for debt service / Annual debt service charge	Must be > 1.5X	4.6	4.6	4.5	4.2	4.3
Unencumbered assets / Unsecured debt - Notes due 2020	Must be > 150%	249%	254%	264%	260%	246%
Unencumbered assets / Unsecured debt - Notes due 2016, 2019 and 2022	Must be > 150%	248%	253%	263%	259%	244%

(1)	Outlook Stable as of September 30, 2015. Placed under review for possible downgrade as of October 12, 2015.
(2)	Includes effect of interest rate swaps on the Company’s unsecured senior term loan facilities. See page 20 for more information.
(3)	For current annualized base rent (CABR) by market, see page 30.
(4)	Adjusted EBITDA is calculated by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) impairment of real estate, and (c) executive severance, and by subtracting from EBITDA gains from sales of real estate, on an annualized basis. Net Debt is calculated as debt less (cash and cash equivalents and restricted cash).
(5)	For discussion on bond covenants, see page 37.

DEBT MATURITIES

SEPTEMBER 30, 2015

(In thousands)

Weighted-average debt maturity is 2.9 years for consolidated debt (excluding extension options).

	2015	2016	2017	2018	2019	2020	Thereafter	Total
Consolidated debt:
Mortgage notes payable:
Principal amortization	$2,620	$13,560	$9,796	$9,852	$5,724	$6,139	$29,332	$77,023
Maturity payments	—	263,073	22,510	37,952	—	—	80,330	$403,865

Total mortgage notes payable	2,620	276,633	32,306	47,804	5,724	6,139	109,662	480,888
Unsecured debt:
Unsecured senior notes due 2016	—	400,000	—	—	—	—	—	400,000
Unsecured senior notes due 2019	—	—	—	—	400,000	—	—	400,000
Unsecured senior notes due 2020	—	—	—	—	—	250,000	—	250,000
Unsecured senior notes due 2022	—	—	—	—	—	—	250,000	250,000
Unsecured senior term loan due 2017 - U.S. Dollar	—	—	243,596	—	—	—	—	243,596
Unsecured senior term loan due 2017 - GBP	—	—	151,530	—	—	—	—	151,530
Unsecured senior term loan due 2018	—	—	—	350,000	—	—	—	350,000
Unsecured line of credit	—	—	—	463,000	—	—	—	463,000

Total unsecured debt	—	400,000	395,126	813,000	400,000	250,000	250,000	2,508,126
Total consolidated debt	$2,620	$676,633	$427,432	$860,804	$405,724	$256,139	$359,662	$2,989,014

Share of unconsolidated partnership debt:
BioPark Fremont (50%) (fixed)	—	—	1,431	—	—	—	—	1,431
PREI secured loan (20%) (variable)	—	—	—	—	—	32,000	—	32,000

Share of total unconsolidated partnership debt	$—	$—	$1,431	$—	$—	$32,000	$—	$33,431

Total consolidated and share of unconsolidated partnership debt	$2,620	$676,633	$428,863	$860,804	$405,724	$288,139	$359,662	$3,022,445

MARKET SUMMARY

SEPTEMBER 30, 2015

		Current (1)			Expiration (2)			GAAP
Market	Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq Ft	Annualized Base Rent	Annualized Base Rent per Leased Sq Ft
		(In thousands)			(In thousands)			(In thousands)
Boston	3,047,322	$178,228	30.7%	$58.49	$192,899	28.5%	$63.30	$175,255	$57.51
San Francisco	2,949,252	75,847	13.1%	25.72	93,134	13.8%	31.58	79,748	27.04
San Diego	1,918,266	65,058	11.2%	33.92	79,324	11.7%	41.35	66,642	34.74
New York	1,767,377	60,478	10.4%	34.22	72,843	10.8%	41.22	63,025	35.66
Maryland	1,709,154	52,977	9.1%	31.00	61,537	9.1%	36.00	53,426	31.26
Cambridge, UK	762,416	28,029	4.8%	36.76	28,199	4.2%	36.99	27,731	36.37
North Carolina	1,268,727	24,181	4.2%	19.06	31,329	4.6%	24.69	28,465	22.44
Pennsylvania	746,234	19,706	3.4%	26.41	24,515	3.6%	32.85	21,349	28.61
Seattle	461,051	18,598	3.2%	40.34	23,370	3.5%	50.69	20,066	43.52
University Related (3)	2,429,080	58,094	9.9%	23.92	68,535	10.2%	28.21	61,749	25.42

Total portfolio	17,058,879	$581,196	100.0%	$34.07	$675,685	100.0%	$39.61	$597,456	$35.02

	Active New	Active	Unconsolidated
	Construction	Redevelopment	Partnership		Total Operating Portfolio
Percent Leased by Market	(4)	(4)	Portfolio (5)		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
Boston	—	—	99.9%		89.5%	87.1%	86.0%	96.5%	99.2%
San Francisco	100.0%	—	—		90.5%	87.6%	86.1%	81.4%	83.7%
San Diego	—	—	100.0%		96.1%	94.6%	94.0%	93.6%	92.7%
New York	—	—	—		98.7%	98.0%	86.8%	86.8%	86.8%
Maryland	—	—	—		98.1%	93.9%	91.7%	92.1%	95.4%
Cambridge, UK	100.0%	—	—		99.6%	99.6%	99.5%	99.5%	99.5%
North Carolina	74.9%	—	—		98.3%	98.3%	98.3%	97.0%	92.9%
Pennsylvania	—	—	—		84.6%	84.5%	83.0%	75.9%	75.9%
Seattle	37.8%	—	—		85.1%	84.6%	84.2%	72.9%	69.7%
University Related (3)	100.0%	—	—		93.9%	90.1%	91.9%	91.3%	91.2%

Total portfolio	71.6%	—	99.9%		93.4%	91.0%	89.2%	89.6%	90.6%

(1)	Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	Includes properties not located in a core market. See pages 23-26 for property listing.
(4)	See pages 23 - 25 for detail of the consolidated portfolio and page 37 for definitions of terms.
(5)	See page 26 for detail of the unconsolidated partnership portfolio.

PROPERTY LISTING

SEPTEMBER 30, 2015

		Excluded from Same Property Analysis		Rentable Square Feet				Leased Square Feet	Percent Leased (1)
	Property	3 months	9 months	Land Bank	Active New Construction	Active Redevelopment	Operating Portfolio		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
	Boston
1	Albany Street			—	—	—	75,003	75,003	100.0%	100.0%	100.0%	100.0%	100.0%
2	320 Bent Street			—	—	—	195,198	195,137	100.0%	100.0%	100.0%	100.0%	100.0%
3	301 Binney Street			—	—	—	417,290	417,290	100.0%	100.0%	100.0%	79.7%	98.8%
4	301 Binney Street Garage			—	—	—	528 Stalls	n/a	100.0%	100.0%	100.0%	100.0%	100.0%
5	210 Broadway			—	—	—	64,812	64,812	100.0%	100.0%	100.0%	100.0%	100.0%
6	Center for Life Science | Boston			—	—	—	704,159	704,159	100.0%	100.0%	100.0%	98.9%	98.9%
7	Charles Street			—	—	—	47,912	47,912	100.0%	100.0%	100.0%	100.0%	100.0%
8	320 Charles Street			—	—	—	99,513	99,513	100.0%	100.0%	100.0%	100.0%	100.0%
9	Coolidge Avenue			—	—	—	37,684	34,580	91.8%	91.8%	91.8%	91.8%	91.8%
10	21 Erie Street			—	—	—	48,627	28,019	57.6%	57.6%	57.6%	100.0%	100.0%
11	40 Erie Street			—	—	—	100,854	—	—	—	—	100.0%	100.0%
12	47 Erie Street Parking Structure			—	—	—	440 Stalls	n/a	28.2%	28.2%	28.2%	73.2%	73.2%
13	Fresh Pond Research Park			—	—	—	90,702	84,496	93.2%	98.3%	98.3%	98.3%	98.3%
14	50 Hampshire Street			—	—	—	200,360	103,694	51.8%	51.8%	51.8%	100.0%	100.0%
15	60 Hampshire Street	✓	✓	—	—	—	41,257	41,257	100.0%	100.0%	86.5%	86.5%	86.5%
16	Kendall Crossing Apartments			—	—	—	37 Apts.	n/a	100.0%	97.3%	97.3%	94.7%	97.6%
17	450 Kendall Street (Kendall G)	✓	✓	—	—	—	63,520	53,944	84.9%	49.3%	22.8%	22.8%	—
18	500 Kendall Street (Kendall D)			—	—	—	349,325	346,535	99.2%	99.2%	99.2%	99.2%	98.5%
19	675 W. Kendall Street (Kendall A)			—	—	—	302,919	302,919	100.0%	100.0%	100.0%	100.0%	100.0%
20	Sidney Street			—	—	—	188,614	105,220	55.8%	25.3%	—	100.0%	100.0%
21	Vassar Street			—	—	—	60,845	60,845	100.0%	100.0%	100.0%	100.0%	100.0%

	Total Boston			—	—	—	3,088,594	2,765,335	89.5%	87.1%	84.7%	95.0%	97.0%

	San Francisco
22	Ardentech Court			—	—	—	55,588	55,588	100.0%	100.0%	100.0%	100.0%	100.0%
23	Ardenwood Venture (2)			—	—	—	72,500	72,500	100.0%	100.0%	100.0%	100.0%	100.0%
24	Bayshore Boulevard			—	—	—	183,344	183,344	100.0%	100.0%	100.0%	100.0%	100.0%
25	Bridgeview Technology Park I			—	—	—	201,567	128,676	63.8%	63.8%	66.8%	52.9%	52.9%
26	Bridgeview Technology Park II			—	—	—	50,400	50,400	100.0%	100.0%	100.0%	100.0%	100.0%
27	550 Broadway Street			—	—	—	71,239	71,239	100.0%	100.0%	100.0%	100.0%	100.0%
28	Dumbarton Circle			—	—	—	44,000	44,000	100.0%	100.0%	100.0%	100.0%	100.0%
29	Eccles Avenue	✓	✓	265,000	—	—	—	—	—	—	—	—	—
30	Gateway Business Park			770,000	—	—	69,272	69,272	100.0%	100.0%	62.8%	43.2%	82.2%
31	Gateway Business Park II	✓	✓	650,000	—	—	—	—	—	—	—	—	—
32	Industrial Road			—	—	—	175,144	175,144	100.0%	100.0%	100.0%	100.0%	100.0%
33	Kaiser Drive			—	—	—	87,953	71,215	81.0%	81.0%	81.0%	81.0%	81.0%
34	Lincoln Centre	✓	✓	160,000	360,000	—	—	360,000	100.0%	100.0%	100.0%	100.0%	—
35	Pacific Industrial Center			—	—	—	305,026	305,026	100.0%	85.9%	86.4%	86.4%	85.9%
36	Pacific Research Center North			—	—	—	661,245	623,870	94.3%	88.1%	83.7%	79.2%	79.2%
37	Pacific Research Center South			400,000	—	—	423,246	296,525	70.1%	70.1%	70.1%	62.3%	62.3%
38	Science Center at Oyster Point			—	—	—	204,887	204,887	100.0%	100.0%	100.0%	100.0%	100.0%
39	Woodside Technology Park			—	—	—	255,650	237,566	92.9%	92.9%	100.0%	100.0%	100.0%

	Total San Francisco			2,245,000	360,000	—	2,861,061	2,949,252	91.6%	88.9%	87.6%	83.5%	83.7%

	San Diego
40	Balboa Avenue			—	—	—	35,344	35,344	100.0%	100.0%	100.0%	100.0%	100.0%
41	Bernardo Center Drive			—	—	—	61,286	61,286	100.0%	100.0%	100.0%	100.0%	100.0%
42	Coast 9			—	—	—	162,074	156,345	96.5%	98.8%	96.7%	84.6%	84.6%
43	4570 Executive Drive			—	—	—	125,219	125,219	100.0%	100.0%	100.0%	100.0%	100.0%
44	Faraday Avenue			—	—	—	28,704	28,704	100.0%	100.0%	100.0%	100.0%	100.0%
45	Gazelle Court			—	—	—	176,000	176,000	100.0%	100.0%	100.0%	100.0%	100.0%

PROPERTY LISTING

SEPTEMBER 30, 2015

		Excluded from Same Property Analysis		Rentable Square Feet				Leased Square Feet	Percent Leased (1)
	Property	3 months	9 months	Land Bank	Active New Construction	Active Redevelopment	Operating Portfolio		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
	San Diego (Continued)
46	i3	✓	✓	—	316,000	—	—	—	—	—	—	—	—
47	3525 John Hopkins Court			—	—	—	48,306	48,306	100.0%	100.0%	100.0%	100.0%	100.0%
48	3545-3575 John Hopkins Court			—	—	—	72,192	72,192	100.0%	100.0%	84.7%	84.7%	87.9%
49	6114-6154 Nancy Ridge Drive			—	—	—	196,557	196,557	100.0%	100.0%	100.0%	100.0%	100.0%
50	6122-6126 Nancy Ridge Drive			—	—	—	68,000	68,000	100.0%	100.0%	100.0%	100.0%	100.0%
51	6828 Nancy Ridge Drive			—	—	—	42,138	42,138	100.0%	100.0%	100.0%	100.0%	100.0%
52	Pacific Center Boulevard			—	—	—	66,745	66,745	100.0%	100.0%	100.0%	100.0%	100.0%
53	Road to the Cure			—	—	—	67,998	48,248	71.0%	71.0%	71.0%	100.0%	100.0%
54	San Diego Science Center			—	—	—	105,364	90,607	86.0%	83.8%	89.8%	83.5%	81.6%
55	10240 Science Center Drive			—	—	—	49,347	29,019	58.8%	100.0%	100.0%	100.0%	100.0%
56	10255 Science Center Drive			—	—	—	53,740	53,740	100.0%	100.0%	100.0%	100.0%	100.0%
57	Sorrento Plaza			—	—	—	31,184	31,184	100.0%	100.0%	100.0%	100.0%	100.0%
58	Sorrento Valley Boulevard			—	—	—	56,053	56,053	100.0%	—	—	—	—
59	11388 Sorrento Valley Road			—	—	—	35,940	35,940	100.0%	100.0%	100.0%	100.0%	100.0%
60	Summers Ridge			—	—	—	—	—	100.0%	100.0%	100.0%	100.0%	100.0%
61	Torreyana Road			—	—	—	81,204	81,204	100.0%	100.0%	100.0%	100.0%	100.0%
62	9865 Towne Centre Drive			—	—	—	94,866	90,466	95.4%	100.0%	100.0%	100.0%	100.0%
63	9885 Towne Centre Drive			—	—	—	104,870	104,870	100.0%	100.0%	100.0%	100.0%	100.0%
64	Towne Centre Technology Park	✓	✓	104,500	—	182,866	—	—	—	—	—	—	—
65	Waples Street			—	—	—	50,055	40,746	81.4%	81.4%	81.4%	81.4%	43.9%
66	Wateridge Circle			—	—	—	106,490	106,490	100.0%	100.0%	95.6%	95.6%	95.6%

	Total San Diego			104,500	316,000	182,866	1,919,676	1,845,403	76.3%	75.1%	80.7%	93.6%	92.7%

	New York
67	Ardsley Park			50,000	—	—	209,283	187,785	89.7%	89.7%	89.4%	89.4%	89.4%
68	Graphics Drive			—	—	—	69,406	68,397	98.5%	98.5%	64.2%	64.2%	64.2%
69	Landmark at Eastview			273,000	—	—	803,094	803,094	100.0%	99.0%	81.5%	81.5%	81.5%
70	Landmark at Eastview II			—	—	—	360,520	360,520	100.0%	100.0%	100.0%	100.0%	100.0%
71	Landmark at Eastview III	✓	✓	—	—	—	297,000	297,000	100.0%	100.0%	100.0%	100.0%	100.0%
72	One Research Way			—	—	—	50,581	50,581	100.0%	100.0%	100.0%	100.0%	100.0%

	Total New York			323,000	—	—	1,789,884	1,767,377	98.7%	98.3%	89.0%	89.0%	89.0%

	Maryland
73	Beckley Street			—	—	—	77,225	77,225	100.0%	100.0%	100.0%	100.0%	100.0%
74	9900 Belward Campus Drive			—	—	—	49,317	41,816	84.8%	84.8%	84.8%	84.8%	84.8%
75	9901 Belward Campus Drive			—	—	—	57,152	57,110	99.9%	99.9%	99.9%	99.9%	99.9%
76	9920 Belward Campus Drive			—	—	—	51,181	51,181	100.0%	100.0%	100.0%	100.0%	100.0%
77	Firstfield Road	✓	✓	—	—	—	52,790	52,790	100.0%	—	—	—	—
78	9704 Medical Center Drive			—	—	—	122,600	122,600	100.0%	100.0%	100.0%	100.0%	100.0%
79	9708-9714 Medical Center Drive			—	—	—	92,125	80,131	87.0%	54.4%	54.4%	54.2%	54.2%
80	1701 / 1711 Research Boulevard		✓	—	—	—	104,743	104,743	100.0%	100.0%	100.0%	100.0%	100.0%
81	Shady Grove Road			500,000	—	—	635,058	635,058	100.0%	100.0%	100.0%	100.0%	100.0%
82	Tributary Street			—	—	—	91,592	91,592	100.0%	100.0%	100.0%	100.0%	100.0%
83	University of Maryland BioPark I			—	—	—	76,542	72,909	95.3%	95.3%	98.7%	98.7%	98.5%
84	University of Maryland BioPark II			—	—	—	235,333	225,084	95.6%	95.1%	94.1%	97.5%	98.0%
85	University of Maryland BioPark III	✓	✓	200,000	—	—	—	—	—	—	—	—	—
86	University of Maryland BioPark Garage			—	—	—	638 Stalls	n/a	100.0%	66.5%	100.0%	100.0%	100.0%
87	50 West Watkins Mill Road			—	—	—	57,410	57,410	100.0%	34.8%	34.8%	34.8%	34.8%
88	55 West Watkins Mill Road			—	—	—	39,505	39,505	100.0%	100.0%	100.0%	100.0%	100.0%

	Total Maryland			700,000	—	—	1,742,573	1,709,154	98.1%	93.9%	91.7%	92.1%	95.4%

PROPERTY LISTING

SEPTEMBER 30, 2015

		Excluded from Same Property Analysis		Rentable Square Feet				Leased Square Feet	Percent Leased (1)
	Property	3 months	9 months	Land Bank	Active New Construction	Active Redevelopment	Operating Portfolio		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
	Cambridge, UK
89	Granta Park			138,000	94,991	—	472,234	565,006	99.6%	99.5%	99.5%	99.5%	99.5%
90	Granta Park II	✓	✓	—	155,000	—	—	155,000	100.0%	100.0%	—	—	—
91	430 Cambridge Science Park	✓	✓	—	—	—	42,410	42,410	100.0%	100.0%	100.0%	100.0%	100.0%

	Total Cambridge, UK			138,000	249,991	—	514,644	762,416	99.7%	99.7%	99.6%	99.6%	99.6%

	North Carolina
92	Chesterfield	✓	✓	150,000	284,462	—	—	142,000	49.9%	35.2%	—	—	—
93	Paramount Parkway			—	—	—	61,603	61,603	100.0%	100.0%	100.0%	100.0%	100.0%
94	Patriot Drive			—	—	—	48,394	48,394	100.0%	100.0%	100.0%	100.0%	100.0%
95	Piedmont Triad Research - Wake 90		✓	—	—	—	475,742	460,891	96.9%	96.9%	96.9%	94.6%	87.3%
96	Wake 60	✓	✓	—	283,250	—	—	283,250	100.0%	100.0%	59.3%	59.3%	—
97	Wake Forest Biotech Place			—	—	—	242,000	242,000	100.0%	100.0%	100.0%	100.0%	100.0%
98	Weston Parkway			—	—	—	30,589	30,589	100.0%	100.0%	100.0%	100.0%	100.0%

	Total North Carolina			150,000	567,712	—	858,328	1,268,727	89.0%	86.0%	88.6%	87.6%	92.9%

	Pennsylvania
99	Drexel	✓	✓	2,271,000	—	—	—	—	—	—	—	—	—
100	George Patterson Boulevard			—	—	—	71,500	71,500	100.0%	100.0%	100.0%	100.0%	100.0%
101	Hershey Center for Applied Research			—	—	—	80,867	78,596	97.2%	96.6%	96.6%	95.7%	96.9%
102	3711 Market Street (4)			—	—	—	154,793	147,476	95.3%	95.3%	95.3%	96.2%	95.5%
103	3737 Market Street (3) (4)	✓	✓	—	—	—	334,305	334,305	100.0%	100.0%	100.0%	82.4%	82.4%
104	Phoenixville Pike			—	—	—	104,400	48,181	46.2%	46.2%	41.8%	41.8%	41.8%
105	Spring Mill Drive			—	—	—	76,561	66,176	86.4%	86.4%	86.4%	80.5%	80.5%
106	1000 Uniqema Boulevard			—	—	—	59,821	—	—	—	—	—	—

	Total Pennsylvania			2,271,000	—	—	882,247	746,234	84.6%	84.5%	83.0%	75.9%	75.9%

	Seattle
107	Elliott Avenue			—	—	—	151,194	101,025	66.8%	65.3%	64.0%	64.0%	56.0%
108	500 Fairview Avenue	✓	✓	—	122,702	—	—	46,407	37.8%	37.8%	37.8%	37.8%	20.5%
109	530 Fairview Avenue			—	—	—	101,118	100,501	99.4%	99.4%	99.4%	100.0%	100.0%
110	Monte Villa Parkway			—	—	—	51,000	30,167	59.2%	59.2%	59.2%	59.2%	59.2%
111	Westlake	✓	✓	—	—	—	116,214	115,152	99.1%	99.1%	99.1%	—	—
112	217th Place			50,000	—	—	67,799	67,799	100.0%	100.0%	100.0%	62.9%	100.0%

	Total Seattle			50,000	122,702	—	487,325	461,051	75.6%	75.2%	74.9%	64.2%	57.5%

	University Related
113	BRDG Park at Danforth Plant Science Center			—	—	—	109,731	86,522	78.8%	65.0%	90.6%	90.6%	90.6%
114	100 College Street (5)	✓	✓	—	—	—	510,419	505,683	99.1%	99.1%	99.1%	99.1%	99.1%
115	4320 Forest Park Avenue			—	—	—	152,403	152,403	100.0%	100.0%	100.0%	100.0%	100.0%
116	300 George Street (5)		✓	—	—	—	518,940	511,971	98.7%	98.7%	98.7%	98.7%	98.7%
117	Heritage @ 4240		✓	—	—	—	202,529	176,816	87.3%	90.0%	90.0%	89.0%	89.0%
118	Innovation Research Park at ODU I			—	—	—	95,634	84,419	88.3%	86.5%	90.0%	90.0%	90.0%
119	Innovation Research Park at ODU II			—	—	—	95,634	78,472	82.1%	82.1%	82.7%	82.7%	82.7%
120	311 South Sarah	✓	✓	300,000	—	—	—	—	—	—	—	—	—
121	South Street Landing	✓	✓	—	267,941	—	—	267,941	100.0%	—	—	—	—
122	Trade Centre Avenue			—	—	—	78,023	49,223	63.1%	100.0%	100.0%	100.0%	100.0%
123	University of Miami Life Science & Technology Park			—	—	—	258,681	236,468	91.4%	68.3%	68.4%	64.7%	64.4%
124	University Tech Park at IIT			—	—	—	129,178	129,178	100.0%	100.0%	100.0%	100.0%	100.0%
125	Walnut Street			—	—	—	149,984	149,984	100.0%	100.0%	100.0%	100.0%	100.0%

	Total University Related			300,000	267,941	—	2,301,156	2,429,080	94.5%	92.1%	93.5%	93.0%	93.0%

	Total Consolidated Portfolio			6,281,500	1,884,346	182,866	16,445,488	16,704,029	90.2%	89.0%	87.3%	89.2%	90.2%

PROPERTY LISTING

SEPTEMBER 30, 2015

		Excluded from Same Property Analysis		Rentable Square Feet				Leased Square Feet	Percent Leased (1)
	Property	3 months	9 months	Land Bank	Active New Construction	Active Redevelopment	Operating Portfolio		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14
	Unconsolidated Partnership Portfolio
126	BioPark Fremont	✓	✓	100,000	—	—	—	—	—	—	—	—	—
127	McKellar Court	✓	✓	—	—	—	72,863	72,863	100.0%	100.0%	100.0%	100.0%	100.0%
128	350 E. Kendall Street Garage (Kendall F)	✓	✓	—	—	—	1,409 Stalls	n/a	100.0%	100.0%	100.0%	100.0%	100.0%
129	650 E. Kendall Street (Kendall B)	✓	✓	—	—	—	282,217	281,987	99.9%	99.9%	99.9%	99.9%	99.9%

	Total Unconsolidated Partnership Portfolio			100,000	—	—	355,080	354,850	99.9%	99.9%	99.9%	99.9%	99.9%

	Total Portfolio			6,381,500	1,884,346	182,866	16,800,568	17,058,879	90.4%	88.3%	87.5%	89.4%	90.4%

(1)	Percentage leased excludes estimated square feet in the Land Bank.
(2)	The Company owns 87.5% of the limited liability company that owns the Ardenwood Venture property.
(3)	The Company owns 68% of the limited liability company that owns the 3737 Market Street property.
(4)	The Company has entered into a joint development agreement to explore the potential acquisition of an estimated additional 2.1 million square feet next to the Market Street properties.
(5)	The Company owns 93% of the limited liability companies that own the 300 George Street property. Upon debt repayment the Company is expected to own 97.5% of the limited liability company that owns the 100 College Street property.

DEVELOPMENT AND REDEVELOPMENT

SEPTEMBER 30, 2015

(Dollars in thousands)

Active Development: Property	Market	Rentable Square Feet	Pre-Leased Square Feet	Percent Pre-Leased	Investment to Date (1)	Cost to Complete	Estimated Total Investment (2)	Estimated In-Service Date (3)
Active New Construction:
South Street Landing (4)	University Related	267,941	267,941	100.0%	$37,100	$147,900	$185,000	Q3 2016 - Q3 2017
i3	San Diego	316,000	—	—	65,000	116,500	181,500	Q3 2017
Lincoln Centre (5)	San Francisco	360,000	360,000	100.0%	35,800	111,200	147,000	Q3 2017 & Q3 2018
Chesterfield	North Carolina	284,462	142,000	49.9%	9,100	76,900	86,000	Q4 2017
Granta Park II	Cambridge, UK	155,000	155,000	100.0%	3,000	73,000	76,000	Q4 2017
500 Fairview Avenue	Seattle	122,702	46,407	37.8%	37,700	36,800	74,500	Q1 2016
Wake 60	North Carolina	283,250	283,250	100.0%	22,600	32,700	55,300	Q3 2016
Granta Park	Cambridge, UK	94,991	94,991	100.0%	100	51,900	52,000	Q1 2017

Total / weighted-average		1,884,346	1,349,589	71.6%	$210,400	$646,900	$857,300

Active Redevelopment: Property	Market	Rentable Square Feet	Leased Square Feet	Percent Leased	Investment to Date (1)	Cost to Complete	Estimated Total Investment (2)	Estimated In-Service Date (3)
Active Redevelopment:
Sidney Street/40 Erie Street	Boston	289,468	105,220	36.3%	$119,500	$86,500	$206,000	Q4 2015 - 2017
Towne Centre Technology Park	San Diego	182,866	—	—	55,400	49,600	105,000	Q1 2016 - 2017

Total / weighted-average		472,334	105,220	22.3%	$174,900	$136,100	$311,000

Recently Delivered Development: Property	Market	Rentable Square Feet	Leased Square Feet	Percent Leased	Percent In-Service	Capitalized Interest (6)	In-Service Date
Recently Delivered Development:
430 Cambridge Science Park	United Kingdom	42,410	42,410	100.0%	100.0%	$—	Q2 2015
100 College Street	University Related	510,419	505,683	99.1%	80.1%	211	Q3 2015
450 Kendall Street (Kendall G)	Boston	63,520	53,944	84.9%	22.8%	282	Q2 2015
Landmark at Eastview III	New York	297,000	297,000	100.0%	75.0%	1,320	Q3 2015

Total / weighted-average		913,349	899,037	98.4%	75.4%	$1,813

(1)	Includes amounts paid for acquiring the property, landlord improvements, tenant improvement allowances and capitalized payroll, interest, ground rent and operating expenses, but excludes any amounts accrued as of September 30, 2015.
(2)	Includes construction costs associated with speculative leasing and forecasted capitalized payroll, interest, ground rent and operating expenses.
(3)	Management’s estimate of the time in which construction is substantially completed. A project is considered substantially complete and held available for occupancy upon the completion of tenant improvements, but no later than one year from cessation of major construction activity. Upon completion, management expects the property to enter the

Same Property Portfolio one year subsequent to the in-service date.

(4)	Includes a 750 stall garage and 172 unit residential graduate student housing complex currently under development as of September 30, 2015.
(5)	Phase I of the project is comprised of 200,000 square feet and is estimated to be substantially completed in Q3 2017. Phase II comprising 160,000 square feet is estimated to be substantially completed in Q3 2018.
(6)	Capitalized interest for the three months ended September 30, 2015.

CAPITAL EXPENDITURES

SEPTEMBER 30, 2015

(Dollars in thousands)

Capital Expenditures:		Three Months Ended
		9/30/15	6/30/15	3/31/15	12/31/14	9/30/14

Active new construction		$62,824	$75,710	$33,619	$69,530	$73,264
Tax credit funding receipts, net of deferred costs		(8,606)	(3,332)	—	(26,232)	—
Land bank		2,608	2,115	3,618	6,139	6,998
Active redevelopment		8,827	679	—	—	—
Tenant improvements – first generation (1)		3,082	17,972	14,534	10,386	13,304
Recurring capital expenditures and second generation tenant improvements (1) (2)		22,996	21,600	15,782	22,591	17,007
Other capital		4,674	13,321	3,200	5,093	10,454

Total capital expenditures		$96,405	$128,065	$70,753	$87,507	$121,027

Capitalized Interest:	Investment	Three Months Ended
	to Date (3)	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14

Active new construction	$210,400	$1,580	$3,489	$3,395	$2,634	$1,983
Active redevelopment	55,400	796	496	—	—	—
Recently delivered development projects (4)	119,268	1,813	288	129	373	738
Other portfolio improvements (5)	241,329	1,406	2,472	1,576	1,506	1,696
Land bank	122,591	1,091	1,446	1,681	1,630	1,703

Total	$748,988	$6,686	$8,191	$6,781	$6,143	$6,120

Average interest rate capitalized		3.71%	3.81%	3.95%	3.96%	3.97%

(1)	For definitions of first and second generation leases, see page 37.
(2)	Includes revenue enhancing and non-revenue enhancing recurring capital expenditures. For a definition of recurring capital expenditures, see page 37.
(3)	Includes amounts paid for acquiring the property, landlord improvements, tenant improvement allowances and capitalized payroll, interest, ground rent and operating expenses, but excludes any amounts accrued as of September 30, 2015.
(4)	Includes 100 College Street (Q3 2015), Landmark at Eastview III (Q3 2015), 450 Kendall Street (Kendall G) (Q2 2015), Heritage @4240 (Q4 2013), 3737 Market Street (Q2 2014) and Piedmont Triad Research – Wake 90 (Q4 2013). See page 27 for recently delivered projects during the quarter.
(5)	Includes improvements on operating properties, including major tenant improvement projects on properties which are not considered to be in Active New Construction, Active Redevelopment or Land Bank for the respective periods.

LEASE EXPIRATIONS

SEPTEMBER 30, 2015

The weighted-average remaining lease term is 8.7 years for the total portfolio.

			Current (1)			Expiration (2)			GAAP
Expiration	Leased Square Feet	Percent of Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet	Annualized Base Rent	Percent of Annualized Base Rent	Annualized Base Rent per Leased Square Feet
			(In thousands)			(In thousands)			(In thousands)
Month-to-month	32,578	0.2%	$291	0.1%	$8.93	$291	—	$8.93	$291	—	$8.93
Fourth quarter 2015	265,166	1.6%	6,153	1.1%	23.20	6,426	1.0%	24.23	6,140	1.0%	23.16

2015	265,166	1.6%	6,153	1.1%	23.20	6,426	1.0%	24.23	6,140	1.0%	23.16
2016	702,182	4.1%	23,478	4.0%	33.44	23,736	3.5%	33.80	22,646	3.8%	32.25
2017	946,360	5.5%	28,566	4.9%	30.19	29,767	4.4%	31.45	26,569	4.4%	28.07
2018	1,874,703	11.0%	82,360	14.2%	43.93	84,882	12.6%	45.28	75,887	12.7%	40.48
2019	1,154,345	6.8%	32,968	5.7%	28.56	35,366	5.2%	30.64	33,182	5.6%	28.75
2020	1,041,108	6.1%	33,165	5.7%	31.86	36,796	5.4%	35.34	33,075	5.5%	31.77
2021	414,051	2.4%	14,900	2.6%	35.99	17,521	2.6%	42.32	15,425	2.6%	37.25
2022	451,323	2.6%	13,194	2.3%	29.23	15,617	2.3%	34.60	13,786	2.3%	30.55
2023	1,877,548	11.0%	73,014	12.6%	38.89	80,419	11.9%	42.83	73,183	12.2%	38.98
2024	672,157	3.9%	22,428	3.9%	33.37	26,719	4.0%	39.75	23,136	3.9%	34.42
Thereafter	7,627,358	44.8%	250,679	42.9%	32.87	318,145	47.1%	41.71	274,136	46.0%	35.94

Total / weighted- average	17,058,879	100.0%	$581,196	100.0%	$34.07	$675,685	100.0%	$39.61	$597,456	100.0%	$35.02

(1)	Current annualized base rent (CABR) is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	Annualized base rent at expiration is the monthly contractual rent as of the date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.
(3)	For a definition of “forward leased”, see page 37.

EXPIRATIONS BY MARKET

SEPTEMBER 30, 2015

	Leased Square Feet
Expiration	Boston	San Francisco	San Diego	New York	Maryland	Cambridge, UK	North Carolina	Pennsylvania	Seattle	University Related	Total
Month-to-month	—	—	728	11,311	5,156	1,038	—	1,014	—	13,331	32,578
2015	20,559	15,189	8,186	—	131,166	21,576	—	8,163	—	60,327	265,166
2016	113,624	230,602	81,568	110,891	58,150	1,103	30,589	26,313	14,124	35,218	702,182
2017	130,965	266,952	205,147	90,063	122,760	29,884	7,853	28,448	34,581	29,707	946,360
2018	1,123,540	99,067	352,249	82,124	64,508	—	15,117	11,839	—	126,259	1,874,703
2019	155,305	204,179	104,228	—	275,328	185,535	8,932	92,019	—	128,819	1,154,345
2020	210,705	300,260	59,182	34,371	53,185	136,434	35,753	118,727	1,744	90,747	1,041,108
2021	122,214	50,327	70,952	45,626	24,985	—	71,663	7,142	2,695	18,447	414,051
2022	64,780	216,430	20,235	27,524	42,009	—	—	30,771	1,733	47,841	451,323
2023	614,882	636,666	330,381	68,039	33,843	26,294	—	8,542	—	158,901	1,877,548
2024	75,903	—	—	264,557	11,120	64,617	23,932	—	34,980	197,048	672,157
Thereafter	414,845	929,580	685,410	1,032,871	886,944	295,935	1,074,888	413,256	371,194	1,522,435	7,627,358

Total	3,047,322	2,949,252	1,918,266	1,767,377	1,709,154	762,416	1,268,727	746,234	461,051	2,429,080	17,058,879

	Current Annualized Base Rent at Expiration (1)
Expiration	Boston	San Francisco	San Diego	New York	Maryland	Cambridge, UK	North Carolina	Pennsylvania	Seattle	University Related	Total
	(in thousands)
Month-to-month	$—	$—	$—	$13	$79	$—	$—	$24	$—	$175	$291
2015	373	210	132	—	2,203	881	—	181	3	2,442	6,426
2016	6,333	8,061	1,693	3,191	1,543	52	663	845	630	725	23,736
2017	5,685	6,173	7,211	2,687	3,680	1,114	133	851	1,405	829	29,767
2018	62,136	2,898	10,237	2,402	3,176	—	343	502	—	3,188	84,882
2019	7,886	3,790	3,367	—	7,448	7,167	217	2,096	—	3,395	35,366
2020	13,342	8,766	2,142	1,224	1,215	3,950	650	3,299	80	2,128	36,796
2021	9,416	984	2,705	877	797	—	1,829	190	84	638	17,521
2022	4,491	6,922	1,007	—	975	—	—	998	72	1,151	15,617
2023	47,751	10,934	14,572	2,397	722	937	—	279	—	2,828	80,419
2024	4,739	—	—	8,867	503	2,088	314	—	942	9,264	26,719
Thereafter	30,747	44,395	36,259	51,185	39,195	12,010	27,179	15,251	20,153	41,772	318,145

Total	$192,899	$93,134	$79,324	$72,843	$61,537	$28,199	$31,329	$24,515	$23,370	$68,535	$675,686

(1)	Annualized base rent at expiration is the monthly contractual rent as of date of expiration of the applicable lease (not including any extension option(s)), multiplied by 12 months.

FUTURE LEASE COMMENCEMENTS

SEPTEMBER 30, 2015

(Dollars in thousands)

	Annualized Base Rent (1)
	Operating		Development		Total
Expected Commencement Quarter (1)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)	GAAP (2)	Cash (3)
4Q15	$16,724	$18,588	$—	$—	$16,724	$18,588
2016	23,561	31,078	9,951	9,067	33,513	40,145
2017	1,912	5,230	22,257	9,214	24,169	14,444
2018	—	—	8,134	12,262	8,134	12,262
2019	24,509	19,767	—	7,195	24,509	26,962

	$66,707	$74,663	$40,342	$37,738	$107,049	$112,400

	Leased Square Feet
	Operating		Development		Total
Expected Commencement Quarter (1)	GAAP (4)	Cash (4)	GAAP (4)	Cash (4)	GAAP (4)	Cash (4)
4Q15	496,996	519,488	—	—	496,996	519,488
2016	739,226	949,583	462,106	462,106	1,201,332	1,411,689
2017	99,342	265,611	657,483	365,492	756,825	631,103
2018	—	—	230,000	319,991	230,000	319,991
2019	295,030	295,030	—	202,000	295,030	497,030

	1,630,594	2,029,712	1,349,589	1,349,589	2,980,183	3,379,301

(1)	Current estimates of future lease commencement timing. Actual results may vary from current estimates. Excludes unconsolidated joint ventures.
(2)	The annualized GAAP monthly rent (GABR).
(3)	The annualized first monthly cash rent payment due (CABR).
(4)	The leased square feet for GAAP and Cash correspond with the applicable annualized base rent commencement dates above.

20 LARGEST TENANTS

SEPTEMBER 30, 2015

BioMed’s properties were leased to 395 tenants.

	Tenant	Leased Square Feet	Percent of Leased Sq Ft	Annualized Base Rent Current (1) (In thousands)	Annualized Base Rent per Leased Sq Ft Current	Percent of Annualized Base Rent Current Total Portfolio	Lease Expiration (2)
1	Regeneron Pharmaceuticals, Inc.	1,111,455	6.5%	44,079	39.66	7.6%	Multiple
2	Beth Israel Deaconess Medical Center, Inc.	362,364	2.1%	26,823	74.02	4.6%	June 2023
3	Illumina, Inc.	705,732	4.1%	25,807	36.57	4.4%	Multiple
4	GlaxoSmithKline plc	635,058	3.7%	23,603	37.17	4.1%	May 2026
5	Sanofi	418,003	2.5%	23,100	55.26	4.0%	Multiple
6	Vertex Pharmaceuticals Incorporated	371,920	2.2%	21,425	57.61	3.7%	Multiple
7	Children’s Hospital Corporation	207,909	1.2%	15,506	74.58	2.7%	April 2023
8	Ironwood Pharmaceuticals, Inc.	311,702	1.8%	15,483	49.67	2.7%	January 2018
9	Wake Forest University	655,420	3.8%	12,049	18.38	2.1%	Multiple
10	Baxter Healthcare Corporation	206,084	1.2%	12,024	58.35	2.1%	January 2027
11	Alexion Pharmaceuticals, Inc.	413,545	2.4%	10,428	25.22	1.8%	Multiple
12	Arena Pharmaceuticals, Inc.	264,557	1.6%	8,137	30.76	1.4%	May 2027
13	Yale University	397,402	2.3%	8,027	20.20	1.4%	Multiple
14	MedImmune, Inc.	221,371	1.3%	7,586	34.27	1.3%	Multiple
15	Isis Pharmaceuticals, Inc.	204,704	1.2%	7,268	35.50	1.3%	Multiple
16	Life Technologies Corporation	204,887	1.2%	7,251	35.39	1.2%	March 2028
17	Bristol-Myers Squibb Company	237,435	1.4%	7,042	29.66	1.2%	Multiple
18	Momenta Pharmaceuticals, Inc.	104,678	0.6%	6,281	60.00	1.1%	August 2016
19	Penn Presbyterian Medical Center	269,238	1.6%	5,923	22.00	1.0%	August 2034
20	Gilead Sciences, Inc.	133,945	0.8%	5,300	39.57	0.9%	Multiple

	Total / weighted-average (3)	7,437,409	43.5%	$293,142	$39.41	50.6%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of the current quarter ended, or if rent has not yet commenced, the first monthly rent payment due at each rent commencement date, multiplied by 12 months.
(2)	See page 38 for additional information.
(3)	Without regard to any renewal options, but includes management’s assessment on early termination options.

LEASING ACTIVITY (1)

SEPTEMBER 30, 2015

	Leased Square Feet	Current Annualized Base Rent per Leased Sq Ft	GAAP Annualized Base Rent per Leased Sq Ft	Forward-Leased Square Feet	Current Annualized Base Rent per Forward- Leased Sq Ft	GAAP Annualized Base Rent per Forward- Leased Sq Ft
Leased Square Feet as of June 30, 2015	16,272,140			417,140
Acquisitions	52,790	$23.22	$24.67	10,524	$23.11	$23.63
Expirations and terminations	(510,718)	32.02	30.25
Forward-lease delivery (2)	121,014	26.25	27.27	(121,014)	26.25	27.27
Renewals and extensions	228,244	33.29	34.23
New leases (3)	895,409	28.92	28.94	151,606	13.94	15.84

Leased Square Feet as of September 30, 2015	17,058,879			458,256

	Three Months Ended					Year to Date
Leased Square Feet	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15
Renewals and extensions	228,244	264,780	84,392	219,817	277,313	577,416
New leases	1,047,015	1,037,786	696,408	656,157	380,433	2,781,209

Gross Leasing Activity	1,275,259	1,302,566	780,800	875,974	657,746	3,358,625

Expirations	(374,142)	(353,486)	(137,441)	(423,634)	(385,365)	(865,069)
Terminations	(136,576)	(107,715)	(759,588)	(9,189)	(106,629)	(1,003,879)
Forward-lease delivery (2)	121,014	53,095	18,396	—	103,192	192,505
Renewals and extensions	228,244	264,780	84,392	219,817	277,313	577,416
New leases - 1st & 2nd generation (2)	490,477	361,696	692,713	92,158	331,153	1,544,886
New leases - pre-leased (3)	404,932	370,303	—	563,999	—	775,235

Net Absorption (4)	733,949	588,673	(101,528)	443,151	219,664	1,221,094

Operating portfolio	329,017	218,370	(101,528)	(120,848)	214,172	445,859
Active redevelopment	—	—	—	—	—	—
Active new construction	404,932	370,303	—	563,999	5,492	775,235

Net Absorption (4)	733,949	588,673	(101,528)	443,151	219,664	1,221,094

Operating portfolio	870,327	932,263	780,800	311,975	652,254	2,583,390
Active redevelopment	—	—	—	—	—	—
Active new construction	404,932	370,303	—	563,999	5,492	775,235

Gross Leasing Activity	1,275,259	1,302,566	780,800	875,974	657,746	3,358,625

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy.
(2)	For definition of forward-leased, see page 37.
(3)	Includes first and second generation leases, forward-leases, and pre-leased. For definitions see page 37.
(4)	Net absorption is calculated as total square footage of new leases, renewals and extensions, and forward-lease deliveries, less expirations and terminated square feet for the given period.

LEASING DATA

SEPTEMBER 30, 2015

	Three Months Ended					Year to Date
	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	9/30/15
Renewals and Extensions (1)
Number of renewals	16	18	16	14	14	50
Square feet	228,244	264,780	84,392	219,817	277,313	577,416
Percentage change - CABR (2)	14.3%	-15.3%	6.4%	-5.5%	0.4%	-1.4%
Percentage change - GABR (2)	22.6%	-0.1%	11.4%	-1.5%	3.3%	4.6%
Free rent months	0.3	0.2	3.4	1.1	—	0.7
Weighted-average lease term years	5.2	9.0	4.8	6.4	7.2	6.9
Tenant improvement costs per square foot	$8.87	$11.37	$—	$8.78	$1.50	$8.72
Leasing commission costs per square foot	5.41	9.47	1.55	4.61	1.46	6.70

Total tenant improvement and leasing commission costs psf	$14.27	$20.84	$1.55	$13.39	$2.96	$15.43

New Leases - 1st Generation (3)
Number of leases	15	9	9	5	12	33
Square feet	203,392	87,381	160,674	40,107	152,380	451,447
Free rent months	4.1	0.5	3.3	7.8	0.2	3.1
Weighted-average lease term years	7.1	7.5	12.6	9.4	9.5	9.2
Tenant improvement costs per square foot	$72.01	$59.16	$45.04	$87.64	$62.99	$59.93
Leasing commission costs per square foot	6.47	9.05	9.16	6.57	12.60	7.92

Total tenant improvement and leasing commission costs psf	$78.48	$68.20	$54.20	$94.22	$75.59	$67.85

New Leases - 2nd Generation (3)
Number of leases	26	16	24	11	21	66
Square feet	438,691	580,102	535,734	52,051	228,053	1,554,527
Percentage change - CABR (2)	3.7%	3.4%	-5.9%	66.0%	15.3%	-0.1%
Percentage change - GABR (2)	12.4%	27.9%	14.7%	50.4%	16.0%	20.5%
Free rent months	3.3	2.4	1.5	0.4	5.8	2.3
Weighted-average lease term years	7.1	12.1	8.6	3.9	9.4	9.5
Tenant improvement costs per square foot	$59.77	$118.04	$39.77	$23.59	$87.14	$74.62
Leasing commission costs per square foot	7.21	17.18	10.77	5.16	12.19	12.16

Total tenant improvement and leasing commission costs psf	$66.98	$135.21	$50.54	$28.74	$99.33	$86.78

New Leases - Pre-Leased
Number of leases	4	3	—	4	—	7
Square feet	404,932	370,303		563,999		775,235
Free rent months	6.0	2.5	—	3.5	—	4.3
Weighted-average lease term years	13.6	17.1	—	14.6	—	15.3
Tenant improvement costs per square foot	$161.26	$113.67	$—	$84.49	$—	$138.53
Leasing commission costs per square foot	0.88	7.81	—	10.62	—	4.19

Total tenant improvement and leasing commission costs psf	$162.14	$121.48	$—	$95.11	$—	$142.72

Total
Number of leases and renewals	61	46	49	34	47	156
Square feet	1,275,259	1,302,566	780,800	875,974	657,746	3,358,625
Percentage change - CABR (2)	8.1%	-1.6%	-4.6%	1.4%	8.7%	-0.4%
Percentage change - GABR (2)	16.5%	20.6%	14.6%	3.7%	10.5%	16.4%
Free rent months	3.8	1.8	2.0	2.9	2.1	2.6
Weighted-average lease term years	8.8	12.6	9.0	11.7	8.5	10.3
Tenant improvement costs per square foot	$84.84	$91.16	$36.56	$62.02	$45.44	$76.07
Leasing commission costs per square foot	4.76	12.40	9.44	8.60	7.76	8.81

Total tenant improvement and leasing commission costs psf	$89.60	$103.56	$46.00	$70.62	$53.20	$84.88

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	Excludes retail leases, leases less than 5,000 square feet, and leases for space unoccupied for a period greater than 24 months.
(3)	Includes forward-leasing activity and retained tenants that have relocated or expanded into new space within the Company’s portfolio. For definitions of first and second generation leases, see page 37.

ACQUISITIONS AND DISPOSITIONS

SEPTEMBER 30, 2015

Acquisitions Detail for 2015:			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
				(In thousands)
First Quarter 2015
Westlake	Seattle	February 11, 2015	116,214	$89,700	99.1%
Second Quarter 2015
Towne Centre Technology Park (1)	San Diego	May 5, 2015	182,866	$84,000	—
Third Quarter 2015
South Street Landing (2)	University Related	July 24, 2015	267,941	$21,352	100.0%
Firstfield Road	Maryland	September 3, 2015	52,790	10,418	100.0%

Third Quarter Total			320,731	$31,770	100.0%

Total 2015 Acquisitions			619,811	$205,470	70.3%

Dispositions Detail for 2015:
			Rentable
			Square	Gross
Property	Market	Closing Date	Feet	Proceeds
				(In thousands)
Second Quarter 2015
King of Prussia	Pennsylvania	May 29, 2015	547,000	$35,223
Third Quarter 2015
65 West Watkins Mill Road	Maryland	September 24, 2015	42,900	$7,900

Total 2015 Dispositions			589,900	$43,123

(1)	Investment includes approximately 104,500 SF of estimated development potential.
(2)	Property is currently under active new construction and is expected to also include a 750 stall garage and 172 unit residential graduate student housing complex. Total estimated remaining cost to complete the project is $147.9 million as of September 30, 2015.

NON-GAAP FINANCIAL MEASURE DEFINITIONS

SEPTEMBER 30, 2015

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.

FFO, CFFO and AFFO

We present funds from operations, or FFO, FFO excluding acquisition-related expenses, or CFFO, and adjusted funds from operations, or AFFO, available to common shares and OP units because we consider them to be important supplemental measures of our operating performance and believe they are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO, CFFO and AFFO when reporting their results.

FFO, CFFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO, CFFO and AFFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property, impairment charges on depreciable real estate, real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.

We calculate CFFO by adding acquisition-related expenses to FFO. We calculate AFFO by adding to CFFO: (a) non-cash revenues and expenses, (b) recurring capital expenditures and second generation tenant improvements and (c) leasing commissions.

Our computations may differ from the methodologies for calculating FFO, CFFO and AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO, CFFO and AFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO, CFFO and AFFO should not be considered alternatives to net income/(loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as indicators of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. FFO, CFFO and AFFO should be considered only as supplements to net income computed in accordance with GAAP as measures of our operations.

Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA), and Adjusted EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. We calculate Adjusted EBITDA by adding to EBITDA: (a) noncontrolling interests in our operating partnership, (b) losses from sales of real estate, and (c) executive severance, and by subtracting from EBITDA gains from sales of real estate. Management uses EBITDA and Adjusted EBITDA as indicators of our ability to incur and service debt. In addition, we consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our performance because they eliminate depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited.

Coverage Ratios

We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from Adjusted EBITDA, their utility is limited by the same factors that limit the usefulness of Adjusted EBITDA as a liquidity measure.

Net Operating Income (NOI)

We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, noncontrolling interest in the operating partnership, gains/losses from investment in unconsolidated partnerships, interest expense, interest income, depreciation and amortization and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Net Operating Income (NOI) - Cash Basis

We believe that net operating income on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent, amortization of lease incentives, above and below market amortization on acquired leases, bad debt expense and rental cash adjustments to rental revenue recorded on a GAAP basis. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

DEFINITIONS

SEPTEMBER 30, 2015

Property Status

Active Redevelopment

Represents properties that we are currently preparing for their intended use, and accordingly are capitalizing interest and other costs as of the end of the quarter.

Active New Construction

Represents properties that we are currently developing through ground up construction.

Land Bank

Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development. Also includes properties that may be held for future development or are currently engaged in activities related to planning, entitlement or other preparations for future construction.

Lease Type

First Generation

Leases on space which, in management’s evaluation, require significant improvements to prepare or condition the premises for its intended purpose or enhance the value of the property. This generally includes capital expenditures for development, redevelopment or repositioning a property.

Second Generation

Leases which are not considered by management to be first generation leases.

Pre-Leased

Leases on space classified as active new construction or, prior to execution, was included in the land bank and is expected to enter the Company’s operating portfolio at a future date.

Forward-Leased

Leases on space which is currently occupied and which are expected to commence upon vacancy of the existing tenants.

Recurring Capital Expenditures

Recurring capital expenditures exclude (1) items associated with the expansion of a building or its improvements, (2) renovations to a building which change the underlying classification of the building, incurred to prepare or condition the premises for its intended purpose (for example, from office to laboratory) or (3) capital improvements that represent an addition to the property rather than the replacement of property, plant or equipment.

Bond Covenants

Calculated in accordance with the covenants contained in the indenture that governs the terms of the Company’s unsecured senior notes due 2020 and supplemental and base indentures that govern the terms of the Company’s unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022, which are included as exhibits to the Company’s Forms 8-K filed with the SEC on April 30, 2010, March 30, 2011, April 23, 2014, and June 28, 2012, respectively. The covenants for the unsecured senior notes due 2020, unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 are identical, except that the unencumbered total asset value definition for the unsecured senior notes due 2020 includes investments in unconsolidated partnerships accounted for under the equity method of accounting, whereas the unencumbered total asset value definition for the unsecured senior notes due 2016, unsecured senior notes due 2019, and unsecured senior notes due 2022 excludes such investments in unconsolidated partnerships.

TOP TWENTY TENANT NOTES

SEPTEMBER 30, 2015

Regeneron Pharmaceuticals, Inc.

5,081 square feet will expire in November 2015, 7,568 square feet in December 2016, 42,170 square feet in December 2018, 264,557 square feet in June 2024, 455,125 square feet in June 2029, and 297,000 square feet in July 2029.

Illumina, Inc.

Includes build-to-suit transactions to construct three new buildings pre-leased to Illumina for a 15 year term totaling approximately 360,000 square feet at Lincoln Centre and another new building on a 20 year term totaling approximately 155,000 square feet at Granta Park II. 28,057 square feet will expire in June 2017, 162,675 square feet in October 2023, 200,000 square feet in June 2032, 160,000 square feet in June 2033, and 155,000 square feet in September 2037.

GlaxoSmithKline plc

The Company’s tenant is Human Genome Sciences (HGS), a wholly owned subsidiary of GlaxoSmithKline plc (GSK).

Sanofi

343,000 square feet expire July 2018 and 75,003 square feet expire September 2018.

Vertex Pharmaceuticals Incorporated

81,204 square feet are leased with a subsidiary of Vertex Pharmaceuticals Incorporated. 290,716 square feet expire April 2018, and 81,204 square feet expire December 2018.

Children’s Hospital Corporation

This tenant guarantees rent on 49,866 square feet leased at the Center for Life Science | Boston.

Wake Forest University

242,000 square feet expire December 2027, 130,170 square feet in March 2029, 167,947 square feet in June 2031, and 115,303 square feet expire in December 2031. Wake Forest University is the sole member of the tenant, Wake Forest University Health Sciences.

Alexion Pharmaceuticals, Inc.

3,134 square feet are currently month-to-month and 410,411 square feet expire November 2027.

Yale University

9,330 square feet are currently month-to-month, 8,478 square feet expire May 2016, 10,578 square feet expire February 2018, 15,436 square feet expire August 2020, 20,143 square feet expire February 2022, 19,912 square feet expire May 2025, 4,796 square feet expire October 2025, 208,777 square feet expire April 2032 and 95,272 square feet expire February 2036.

MedImmune, Inc.

21,576 square feet expire December 2015, 39,505 square feet expire December 2020 and 160,290 square feet expire in December 2021.

Isis Pharmaceuticals, Inc.

176,000 square feet expire July 2031 and 28,704 square feet expire December 2031.

Bristol-Myers Squibb Company

13,160 square feet expire July 2016, 30,167 square feet expire April 2024 and 194,108 square feet expire May 2025.

Gilead Sciences, Inc.

38,954 square feet expire July 2017 and 101,597 square feet expire April 2027.